CERTIFICATE RESTATING
                       CERTIFICATE OF INCORPORATION OF
                   THE CONNECTICUT LIGHT AND POWER COMPANY
                     BY ACTION OF THE BOARD OF DIRECTORS



     Pursuant to CONN. GEN. STAT. Section 33-362 (1993), the following document entitled "Restated Certificate of Incorporation of The Connecticut Light and Power Company", which integrates into one document the certificate of incorporation of The Connecticut Light and Power Company, restates but does not change the provisions of the original certificate of incorporation as supplemented and amended and there is no discrepancy between such provisions and the provisions of the restated certificate of incorporation.

     The Restated Certificate of Incorporation of The Connecticut Light and Power Company shall be executed by the Company and be filed in accordance with the provisions of CONN. GEN. STAT. Section 33-285 (1993).





















                  RESTATED CERTIFICATE OF INCORPORATION OF

                  THE CONNECTICUT LIGHT AND POWER COMPANY



                                  ARTICLE I

                             NAME OF CORPORATION

     The name of this company shall be THE CONNECTICUT LIGHT AND POWER
COMPANY.



                                 ARTICLE II

                         PRINCIPAL PLACE OF BUSINESS

     The principal place of business of the Company shall be located at 107 Selden Street, Berlin, Connecticut.



                                 ARTICLE III

                             NATURE OF BUSINESS

     The nature of the business to be transacted by the Company shall be that of an electric company and any other business permitted to a corporation formed under the Stock Corporation Act of the State of Connecticut, as amended from time to time, and the Company may engage in any lawful act or activity for which corporations may be formed under the Stock Corporation Act of the State of Connecticut, as amended from time to time. The Company shall have all of the powers granted to stock corporations under the Stock Corporation Act of the State of Connecticut, as amended from time to time.
In addition, the Company shall have all of the powers, rights and franchises granted to Connecticut public service companies or electric companies generally, or specially granted to the Company or its predecessor companies, by the provisions of the General Statutes or Special Acts of Connecticut, including, without limitation, the powers, rights and franchises, whether of a public or private nature, and the special rights, privileges and immunities, to engage in any business and to carry on its business in any area granted to the Company or its predecessor companies by the provisions of the Connecticut Special Acts listed in Exhibit A to this Restated Certificate of Incorporation, and the Company shall continue to be entitled to such franchises and special rights, privileges and immunities without reciting such provisions in this Restated Certificate of Incorporation.



                                 ARTICLE IV

                                CAPITAL STOCK

                                    PART I
                     AMOUNT AND CLASSES OF AUTHORIZED STOCK

     The capital stock of the Company shall consist of three classes designated, respectively, "Preferred Stock," "Class A Preferred Stock" and "Common Stock." The authorized number of shares of Preferred Stock is 9,000,000 shares of the par value of $50 per share. The authorized number of shares of Class A Preferred Stock is 8,000,000 shares of the par value of $25 per share. The authorized number of shares of Common Stock is 24,500,000 shares of the par value of $10 per share.

     The Preferred Stock and the Class A Preferred Stock are hereinafter for convenience of reference sometimes collectively referred to as the "Senior Stock," and either class may hereinafter individually be referred to as "Senior Stock." Shares of Preferred Stock and shares of Class A Preferred Stock shall rank on a parity in respect of dividends or payment in case of liquidation, and, to the extent not fixed and determined by these Sections or otherwise required by law, shall have the same rights, preferences and powers.

                                    PART TWO
              PROVISIONS WITH RESPECT TO THE CLASSES OF SENIOR STOCK

     Shares of the class of Preferred Stock and shares of the class of Class A Preferred Stock shall be issued in accordance with, and the general terms, limitations and relative rights and preferences of each share of either said class shall be as set out in, the following Sections:

                                   SECTION I
                           ISSUANCE OF SENIOR STOCK

     Shares of Preferred Stock may be issued from time to time in one or more series, in such amounts, on such terms and for such consideration as may be determined by the Board of Directors. Shares of Class A Preferred Stock may be issued from time to time in one or more series, in such amounts, on such terms and for such consideration as may be determined by the Board of Directors. To the extent not fixed and determined by these Sections, the series designation, dividend rate, redemption prices, and sinking funds, conversion, participation and other special rights, if any, of each series of either class of Senior Stock shall be determined by the Board of Directors at the time of its vote to issue such class and series.

                                   SECTION II
                                   DIVIDENDS

     Section 1.  The holders of any series of either class of the Senior Stock
shall receive, when declared by the Board of Directors, preferential   dividends
at such rate and payable on such dividend payment dates in each year as said Board may determine at the time of its vote to issue said class and series, such dividends to be payable to Senior Stockholders of record on such dates as may be fixed by said Board, but not more than 45 days before each dividend date, provided, however, that dividends shall not be declared and set apart for payment, or paid, on Senior Stock of any one class and series, for any dividend period, unless dividends have been or are contemporaneously declared and set apart for payment, or paid, on the Senior Stock of all series for all dividend periods terminating on the same or an earlier date.

     Section 2. Dividends on each share of the Senior Stock shall be cumulative from the date of issue thereof or from such earlier date as the Board of Directors may determine at the time of its vote to issue such share.

     Section 3. Unless full cumulative dividends to the last preceding dividend date shall have been paid or set apart for payment on all outstanding shares of Senior Stock no dividend shall be paid on any junior stock. The term "junior stock" as used in these Sections means Common Stock and any other stock of the Company subordinate to the Senior Stock in respect of dividends or payment in case of liquidation.

     Section 4. So long as any shares of Senior Stock are outstanding, the Company shall not declare any dividends or make any other distributions in respect of outstanding shares of any junior stock of the Company, other than dividends or distributions in shares of junior stock, or purchase or otherwise acquire for value any outstanding shares of junior stock (the declaration of any such dividend or the making of any such distribution, purchase or acquisition being herein called a "junior stock payment") in contravention of the following:

          (a) If and so long as the junior stock equity (hereinafter defined), adjusted to reflect the proposed junior stock payment, at the end of the calendar month immediately preceding the calendar month in which the proposed junior stock payment is to be made is less than 20% of total capitalization (hereinafter defined) at that date, the Company shall not make such junior stock payment in an amount which, together with all other junior stock payments made within the year ending with and including the date on which the proposed junior stock payment is to be made, exceeds 50% of the net income of the Company available for dividends on junior stock for the 12 full calendar months immediately preceding the calendar month in which such junior stock payment is made, except in an amount not exceeding the aggregate of junior stock payments which under the restrictions set forth above in this subsection (a) could have been, and have not been, made.

          (b) If and so long as the junior stock equity, adjusted to reflect the proposed junior stock payment, at the end of the calendar month immediately preceding the calendar month in which the proposed junior stock payment is to be made is less than 25% but not less than 20% of the total capitalization at that date, the Company shall not make such junior stock payment in an amount which, together with all other junior stock payments made within the year ending with and including the date on which the proposed junior stock payment is to be made, exceeds 75% of the net income of the Company available for dividends on the junior stock for the 12 full calendar months immediately preceding the calendar month in which such junior stock payment is made, except in an amount not exceeding the aggregate of junior stock payments which under the restrictions set forth above in this subsection (b) could have been, and have not been, made.

     Section 5. The term "junior stock equity" as used in these Sections means the aggregate of the par value of, or stated capital represented by, the outstanding shares of junior stock, all earned surplus, capital or paid-in surplus, and any premiums on the junior stock then carried on the books of the Company, less:

          (a) the excess, if any, of the aggregate amount payable on involuntary liquidation of the Company upon all outstanding shares of the Senior Stock over the sum of (i) the aggregate par or stated value of such shares and
(ii) any premiums thereon;

          (b) any amounts on the books of the Company known, or estimated if known, to represent the excess, if any, of recorded value over original cost of used or useful utility plant; and

          (c) any intangible items set forth on the asset side of the balance sheet of the Company as a result of accounting convention, such as unamortized debt discount and expense, provided, however, that no deductions shall be required to be made in respect of items referred to in subsections (b) and (c) of this Section 5 in cases in which such items are being amortized or are provided for, or are being provided for, by reserves.

     Section 6. The term "total capitalization" as used in these Sections means the aggregate of:

          (a) the principal amount of all outstanding indebtedness of the Company maturing more than 12 months after the date of issue thereof, and

          (b) the par value or stated capital represented by, and any premiums carried on the books of the Company in respect of, the outstanding shares of all classes of the capital stock of the Company, earned surplus, and capital or paid-in surplus, less any amounts required to be deducted pursuant to subsections (b) and (c) of Section 5 of this Section II in the determination of junior stock equity.

                                  SECTION III
                      REDEMPTION OR PURCHASE OF SENIOR STOCK

     Section 1. All or any part of any series of the Senior Stock at any time outstanding may be called by vote of the Board of Directors for redemption at any time and in the manner hereinbelow provided. If less than all of any series of the Senior Stock is so called, the Transfer Agent shall determine by lot, or in some other proper manner approved by the Board of Directors, the shares of such series of Senior Stock to be called. The redemption prices with respect to any series of the Senior Stock shall be determined by the Board of Directors at the time of its vote to issue said series.

     Section 2. No call for redemption of less than all of the Senior Stock outstanding shall be made if the Company shall be in arrears with respect to payment of dividends on any shares of the Senior Stock outstanding.

     Section 3. Subject to the provisions of Section 2 of this Section III, all or any part of any series of the Senior Stock may be called for redemption without calling any part or all of any other series of the Senior Stock.

     Section 4. The sums payable in respect of any Senior Stock so called shall be payable at the office of an incorporated bank or trust company in good standing. Notice of such call, stating the redemption date and the place where the stock so called is payable shall be mailed not less than 30 days before the redemption date to each holder of stock so called at his address as it appears upon the books of the Company.

     Section 5. The Company shall, before the redemption date, deposit with said bank or trust company all sums payable with respect to the Senior Stock so called. After such mailing and deposit the holders of the Senior Stock so called for redemption shall cease to have any right to future dividends or other rights or privileges as stockholders in respect of such stock and shall be entitled only to the payment on the redemption date of the sums so deposited with said bank or trust company for their respective accounts. Stock so redeemed may be reissued but only subject to the limitations imposed by these Sections upon the issue of Senior Stock.

     Section 6. The Company may at any time purchase all or any of the then outstanding shares of the Senior Stock of any class and series upon the best terms reasonably obtainable, but not exceeding the then current redemption price of such shares, except that no such purchase shall be made if the Company shall be in arrears with respect to payment of dividends on any shares of the Senior Stock outstanding or if there shall exist an event of default as defined in
Section V hereof.

                                   SECTION IV
                          AMOUNTS PAYABLE ON LIQUIDATION

     The holders of any series of the Senior Stock shall receive upon any voluntary liquidation, dissolution or winding up of the Company the then current redemption price of such series and, if such action is involuntary, $50 per share in the case of the Preferred Stock and $25 per share in the case of the Class A Preferred Stock, plus in each case all dividends accrued and unpaid to the date of such payment, before any payment in liquidation is made on any junior stock. If the net assets of the Company shall be insufficient to pay said amounts in full, then the entire net assets of the Company shall be distributed among the holders of the Senior Stock, who shall receive a common percentage of the full respective preferential amounts.

                                   SECTION V
                                 VOTING POWERS

     Section 1. Except as provided in these Sections and as provided by law, the holders of the Senior Stock shall have no voting power or right to notice of any meeting.

        Section 2. Whenever the holders of the Senior Stock shall have the right to vote or consent to an action as provided in these Sections or as provided by law, both classes of Senior Stock shall (except as provided below) vote together as a single class, each outstanding share of Preferred Stock entitled to vote and each outstanding share of Class A Preferred Stock entitled to vote having such voting rights as are proportionate to the ratio of (i) the par value represented by such share to (ii) the par value represented by all shares of Senior Stock then outstanding. Whenever only one class of the Senior Stock shall have the right to vote or consent to an action as provided in these Sections or as provided by law, or whenever each class of the Senior Stock shall be entitled or be required to vote as a separate class on a matter, each outstanding share of such class entitled to vote shall be entitled to one vote on each such matter.

     Section 3. Whenever dividends on any share of the Senior Stock shall be in arrears in an amount equal to or exceeding full dividends for one year thereon, or whenever there shall have occurred some default in the observance of any of the provisions of these Sections, or some default on which action has been taken by the bondholders or the trustees of any indenture of mortgage or deed of trust of the Company, or whenever the Company shall have been declared bankrupt or a receiver of its property shall have been appointed (said conditions being herein called "events of default"), then the holders of the Senior Stock shall be given notice of all stockholders' meetings and shall have the right voting together as a class to elect the smallest number of directors necessary to constitute a majority of the Board of Directors of the Company and the exclusive right voting together as a class to amend the By-Laws to make such appropriate increase in the number of directorships as may be required to effect such election. When all such arrears of dividends shall have been paid and such event of default shall have terminated, all the rights and powers of the holders of the Senior Stock to receive notice and to vote shall cease, subject to being again revived on any subsequent event of default.

     Section 4. Whenever the right to elect directors shall have accrued to the holders of the Senior Stock, the Company shall call a meeting for the election of directors and, if necessary, the amendment of the By-Laws to permit the holders of the Senior Stock to exercise their rights pursuant to Section 3 of this Section V, such meeting to be held not less than 45 days and not more than 90 days after the accrual of such rights. When such rights shall cease, the Company shall, within seven days from the delivery to the Company of a written request therefor by any stockholder, cause a meeting of the stockholders to be held within 30 days from the delivery of such request for the purpose of electing a new Board of Directors. Forthwith, upon the election of such new Board of Directors, the directors in office immediately prior to such election (other than persons elected directors in such election) shall be deemed removed from office without further action by the Company.

                                   SECTION VI
                       ACTION REQUIRING CERTAIN CONSENT OF
                              SENIOR STOCKHOLDERS

     Section 1. Except with the consent of the holders of at least two-thirds (2/3) of the Senior Stock at the time outstanding, or at least two-thirds (2/3) of the class of Senior Stock affected if only one such class is affected, given in writing or by vote at a meeting duly called and held for the purpose, the Company shall not authorize or issue any class of capital stock having a priority over the Senior Stock in respect of the payment of dividends or payments in case of liquidation, dissolution or winding up of the Company or issue any shares of any such prior ranking stock more than 12 months after the date of such authorization.

     Section 2. Except with the consent of the holders of at least two-thirds (2/3) of the Senior Stock at the time outstanding, or at least two-thirds (2/3) of the class of Senior Stock affected if only one such class is affected, given in writing or by vote at a meeting duly called and held for the purpose, the Company shall not amend, alter, or repeal any of the rights, preferences or powers of the holders of the Senior Stock or either class of the Senior Stock so as to affect adversely any such rights, preferences or powers; provided, however, that no reduction of the dividend rate, the redemption prices, or the amount to be paid on liquidation with respect to any share of the Senior Stock or either class of the Senior Stock may be made without the consent of the holder thereof and no such reduction with respect to the shares of any particular series of the Senior Stock shall be made without the consent of all the holders of shares of such series.

     Section 3. So long as any of the Senior Stock is outstanding neither the authorized total number of shares nor the authorized aggregate of stated value or par value of the Senior Stock and stock ranking on a parity with the Senior Stock in respect of the payment of dividends or payments in case of liquidation, dissolution or winding up of the Company shall be increased beyond 9,000,000 shares of Preferred Stock, 8,000,000 shares of Class A Preferred Stock, $450,000,000 aggregate of stated value or par value of Preferred Stock and $200,000,000 aggregate of stated value or par value of Class A Preferred Stock, unless such increase is approved, at a stockholders' meeting duly called and held, by the affirmative vote of the holders of at least two-thirds (2/3) of the Senior Stock, or at least two-thirds (2/3) of the class of Senior Stock affected if only one such class is affected, represented in person or by proxy at said meeting or of such larger number of shares as the then applicable statutes of the State of Connecticut may require for such purpose.

     Section 4. Except with the consent of the holders of a majority of the Senior Stock at the time outstanding, given in writing or by vote at a meeting duly called and held for the purpose, the Company shall not:

          1. Issue or assume any unsecured notes, unsecured debentures or other securities representing unsecured debt (other than for the purpose of refunding or renewing outstanding unsecured securities issued or assumed by the Company resulting in equal or longer maturities or redeeming or otherwise retiring all outstanding shares of the Senior Stock) if immediately after such issue or assumption (a) the total outstanding principal amount of all unsecured notes, unsecured debentures or other securities representing unsecured debt of the Company will thereby exceed 20% of the aggregate of all outstanding secured debt of the Company and the capital stock, premiums thereon, and surplus of the Company, as stated on its books, or (b) the total outstanding principal amount of all unsecured notes, unsecured debentures or other securities representing unsecured debt of the Company of maturities of less than 10 years will thereby exceed 10% of the aggregate of all outstanding secured debt of the Company and the capital stock, premiums thereon, and surplus of the Company, as stated on its books. For the purposes of this subsection (1), the payment due upon the maturity of unsecured debt having an original single stated maturity of 10 years or more shall not be regarded as unsecured debt with a maturity of less than 10 years until within three years of the maturity thereof, and none of the payments due upon any unsecured serial debt having an original stated maturity for the final serial payment of 10 years or more shall be regarded as unsecured debt of a maturity of less than 10 years until within three years of the maturity of the final serial payment.

          2. Issue, sell or otherwise dispose of any shares of the then authorized but unissued Senior Stock or any other stock ranking on a parity with or having a priority over the Senior Stock in respect of dividends or payment in case of liquidation, or reissue, sell or otherwise dispose of any reacquired shares of Senior Stock or such other stock, other than to refinance an equal par value or stated value of Senior Stock or of stock ranking on a parity with the Senior Stock in respect of dividends or payment in case of liquidation,

               (i) if, for a period of 12 consecutive calendar months within 15 calendar months immediately preceding the calendar month in which any such shares shall be issued, the Income before Interest Charges of the Company for said period available for the payment of interest, determined in accordance with the systems of accounts then prescribed for the Company by the Department of Public Utility Control of the State of Connecticut (or by such other official body as may then have authority to prescribe such systems of accounts), but in any event after deducting taxes including taxes based on income and the amount charged by the Company on its books to depreciation expense, (including, in any case in which such stock is to be issued, sold or otherwise disposed of in connection with the acquisition of any property, the Income before Interest Charges of the property to be so acquired, computed as nearly as practicable in the manner specified above) shall not have been at least one and one-half (1 1/2) times the sum of (a) the interest charges for one year on all indebtedness which shall then be outstanding (including any indebtedness proposed to be created in connection with the issue, sale or other disposition of such shares, but not including any indebtedness proposed to be retired in connection with such issue, sale or other disposition or indebtedness held by or for the account of the Company) and (b) such rental charges as shall not be deducted in such determination of Income before Interest Charges and (c) an amount equal to all annual dividend requirements on all outstanding shares of the Senior Stock and all other stock, if any, ranking on a parity with or having priority over the Senior Stock as to dividends or payment in case of liquidation, including the shares proposed to be issued, but not including any shares proposed to be retired in connection with such issue, sale or other disposition; or

               (ii) if such issue, sale or disposition would bring the aggregate of the amount payable in connection with an involuntary liquidation of the Company with respect to all shares of the Senior Stock and all shares of stock, if any, ranking on a parity with or having priority over the Senior Stock as to dividends or payment in case of liquidation to an amount in excess of the sum of the junior stock equity. If for the purposes of meeting the requirements of this clause (ii), it shall have been necessary to take into consideration any earned surplus of the Company, the Company shall not thereafter pay any dividends on or make any distributions in respect of, or make any payment for the purchase or other acquisition of junior stock which would result in reducing the junior stock equity to an amount less than the amount payable on involuntary liquidation of the Company with respect to the Senior Stock and all shares ranking on a parity with or having a priority over the Senior Stock in respect of dividends or payment in case of liquidation at the time outstanding.

     If during the period for which Income before Interest Charges is to be determined for the purpose set forth in this subsection (2), the amount, if any, required to be expended by the Company during such period for property additions pursuant to a renewal and replacement fund or similar fund established under any indenture of mortgage or deed of trust of the Company shall exceed the amount deducted during such period in the determination of such Income before Interest Charges on account of depreciation and amortization of electric and gas plant acquisition adjustments, such excess shall also be deducted in determining such Income before Interest Charges.

     If, pursuant to this Section 4, holders of one-third (1/3) of the aggregate voting rights represented by the shares of the Senior Stock then outstanding dissent in writing from or vote against any proposed action, action shall not be taken unless subsequently authorized in compliance with all provisions of this Section 4, including this sentence.

     Section 5. No share of Senior Stock shall be deemed to be "outstanding" within the meaning of this Section VI or of Section VII if, at or prior to the time when the consent or approval herein or therein referred to would otherwise be required, provision shall be made for its redemption, including a deposit complying with the requirements of Section 5 of Section III.

                                  SECTION VII
                   MERGER, CONSOLIDATION OR SALE OF ALL ASSETS

     Except with the consent of the holders of a majority of the Senior Stock at the time outstanding, given in writing or by vote at a meeting duly called and held for the purpose, the Company shall not merge or consolidate with or into any other corporation or sell or otherwise dispose of all or substantially all of its assets (except by mortgage or pledge) unless such merger, consolidation, sale or other disposition, or the issuance or assumption of securities in the effectuation thereof shall have been ordered, approved or permitted under the Public Utility Holding Company Act of 1935.

                                   SECTION VIII
                              NO PREEMPTIVE RIGHT

     The holders of the Senior Stock shall have no preemptive right to subscribe to any future issue of additional shares of the Senior Stock or of any other preferred stock or any other class of stock now or hereafter authorized, nor for any future issue of bonds, notes or other evidence of indebtedness convertible into stock.

                                   SECTION IX
                              IMMUNITY OF DIRECTORS
                              OFFICERS AND AGENTS

     No director, officer or agent of the Company shall be held personally responsible for any action taken in good faith though subsequently adjudged to be in violation of these Sections.

                                   SECTION X
                                 TRANSFER AGENT

     The Company shall always have at least one Transfer Agent for the Senior Stock, which shall be an incorporated bank or trust company of good standing.

                                   PART THREE
             PROVISIONS WITH RESPECT TO THE SERIES OF PREFERRED STOCK

                                   SECTION I

     There shall be a series of Preferred Stock designated "$2.00 Preferred Stock" and consisting of 336,088 shares with an aggregate par value of $16,804,000 and a par value per share of $50.00. The dividend rate, redemption prices and amounts payable on liquidation, dissolution or winding up of the Company as to said $2.00 Preferred Stock shall be as follows:

          (a) Dividends on said $2.00 Preferred Stock shall be at the rate of $2.00 per share per annum, and no more, and shall be cumulative from May 1, 1947. Said dividends, when declared, shall be payable on the first days of February, May, August and November in each year.

          (b) Redemption Prices of said $2.00 Preferred Stock shall be $55.50 per share if redeemed on or before May 1, 1952, $54.50 per share if redeemed after May 1, 1952 and on or before May 1, 1957, and $54.00 per share if redeemed after May 1, 1957, plus in all cases that portion of the quarterly dividend accrued thereon to the redemption date and all unpaid dividends thereon, if any.

          (c) Amounts Payable on Liquidation to each holder of said $2.00 Preferred Stock upon any voluntary liquidation, dissolution or winding up of the Company shall be the then current redemption price thereof and, if such action is involuntary, $50.00 per share, plus in each case all dividends accrued and unpaid to date of such payment.

                                    SECTION II

     There shall be a series of Preferred Stock designated "$1.90 Preferred Stock" and consisting of 163,912 shares with an aggregate par value of $8,195,600 and a par value per share of $50.00. The dividend rate, redemption prices and amounts payable on liquidation, dissolution or winding up of the Company as to said $1.90 Preferred Stock shall be as follows:

          (a) Dividends on said $1.90 Preferred Stock shall be at the rate of $1.90 per share per annum, and no more, and shall be cumulative from May 1, 1947. Said dividends, when declared, shall be payable on the first days of February, May, August and November in each year.

          (b) Redemption Prices of said $1.90 Preferred Stock shall be $54.00 per share if redeemed on or before May 1, 1952, $53.00 per share if redeemed after May 1, 1952 and on or before May 1, 1957, and $52.50 per share if redeemed after May 1, 1957, plus in all cases that portion of the quarterly dividend accrued thereon to the redemption date and all unpaid dividends thereon, if any.

          (c) Amounts Payable on Liquidation to each holder of said $1.90 Preferred Stock upon any voluntary liquidation, dissolution or winding up of the Company shall be the then current redemption price thereof and, if such action is involuntary, $50.00 per share, plus in each case all dividends accrued and unpaid to date of such payment.

                                  SECTION III

     There shall be a series of Preferred Stock designated "$2.20 Preferred Stock" and consisting of 200,000 shares with an aggregate par value of $10,000,000 and a par value per share of $50.00. The dividend rate, redemption prices and amounts payable on liquidation, dissolution or winding up of the Company as to said $2.20 Preferred Stock shall be as follows:

          (a) Dividends on said $2.20 Preferred Stock, shall be at the rate of $2.20 per share per annum, and no more, and shall be cumulative from May 1, 1949. Said dividends, when declared, shall be payable on the first days of February, May, August and November in each year.

          (b) Redemption Prices of said $2.20 Preferred Stock shall be $54.00 per share if redeemed on or before May 1, 1954, $53.00 per share if redeemed after May 1, 1954 and on or before May 1, 1959, and $52.50 per share if redeemed after May 1, 1959, plus in all cases that portion of the quarterly dividend accrued thereon to the redemption date and all unpaid dividends thereon, if any.

          (c) Amounts Payable on Liquidation to each holder of said $2.20 Preferred Stock upon any voluntary liquidation, dissolution or winding up of the Company shall be the then current redemption price thereof and, if such action is involuntary, $50.00 per share, plus in each case all dividends accrued and unpaid to date of such payment.

                                   SECTION IV

     There shall be a series of Preferred Stock designated "$2.04 Preferred Stock" and consisting of 100,000 shares with an aggregate par value of $5,000,000 and a par value per share of $50.00. The dividend rate, redemption prices and amounts payable on liquidation, dissolution or winding up of the Company as to said $2.04 Preferred Stock shall be as follows:

          (a) Dividends on said $2.04 Preferred Stock shall be at the rate of $2.04 per share per annum, and no more, and shall be cumulative from November 1, 1949. Said dividends, when declared, shall be payable on the first days of February, May, August and November in each year.

          (b) Redemption Prices of said $2.04 Preferred Stock shall be $54.50 per share if redeemed on or before November 1, 1954, $52.50 per share if redeemed after November 1, 1954 and on or before November 1, 1959, and $52.00 per share if redeemed after November 1, 1959, plus in all cases that portion of the quarterly dividend accrued thereon to the redemption date and all unpaid dividends thereon, if any.

          (c) Amounts Payable on Liquidation to each holder of said $2.04 Preferred Stock upon any voluntary liquidation, dissolution or winding up of the Company shall be the then current redemption price thereof and, if such action is involuntary, $50.00 per share, plus in each case all dividends accrued and unpaid to date of such payment.

                                   SECTION V

     There shall be a series of Preferred Stock designated "$2.06 Preferred Stock-Series E" and consisting of 200,000 shares with an aggregate par value of $10,000,000 and a par value per share of $50.00. The dividend rate redemption prices and amounts payable on liquidation, dissolution or winding up of the Company as to said $2.06 Preferred Stock-Series E shall be as follows:


          (a) Dividends on said $2.06 Preferred Stock-Series E shall be the rate of $2.06 per share per annum, and no more, and shall be cumulative from May 1, 1954. Said dividends, when declared, shall be payable on the first days of February, May, August and November in each year.

          (b) Redemption Prices of said $2.06 Preferred Stock-Series E shall be $52.00 per share if redeemed on or before May 1, 1959, $51.50 per share if redeemed after May 1, 1959 and on or before May 1, 1964, and $51.00 per share if redeemed after May 1, 1964, plus in all cases that portion of the quarterly dividend accrued thereon to the redemption date and all unpaid dividends thereon, if any.

          (c) Amounts Payable on Liquidation to each holder of said $2.06 Preferred Stock-Series E upon any voluntary liquidation, dissolution or winding up of the Company shall be the then current redemption price thereof and, if such action is involuntary, $50.00 per share, plus in each case all dividends accrued and unpaid to date of such payment.

                                   SECTION VI

     There shall be a series of Preferred Stock designated "$2.09 Preferred Stock-Series F" and consisting of 100,000 shares with an aggregate par value of $5,000,000 and a par value per share of $50.00. The dividend rate, redemption prices and amounts payable on liquidation, dissolution or winding up of the Company as to said $2.09 Preferred Stock-Series F shall be as follows:

          (a) Dividends on said $2.09 Preferred Stock-Series F shall be at the rate of $2.09 per share per annum, and no more, and shall be cumulative from November 1, 1955. Said dividends, when declared, shall be payable on the first days of February, May, August and November in each year.

          (b) Redemption Prices of said $2.09 Preferred Stock-Series F shall be $52.00 per share if redeemed on or before November 1, 1960, $51.50 per share if redeemed after November 1, 1960 and on or before November 1, 1965, and $51.00 per share if redeemed after November 1, 1965, plus in all cases that portion of the quarterly dividend accrued thereon to the redemption date and all unpaid dividends thereon, if any.

          (c) Amounts Payable on Liquidation to each holder of said $2.09 Preferred Stock-Series F upon any voluntary liquidation, dissolution or winding up of the Company shall be the then current redemption price thereof and, if such action is involuntary, $50.00 per share, plus in each case all dividends accrued and unpaid to date of such payment.

                                   SECTION VII

     There shall be a series of Preferred Stock designated "$3.24 Preferred Stock-Series G" and consisting of 300,000 shares with an aggregate par value of $15,000,000 and a par value per share of $50.00. The dividend rate and redemption prices of said $3.24 Preferred Stock-Series G shall be as follows:

          (a) Dividends on said $3.24 Preferred Stock-Series G shall be at the rate of $3.24 per share per annum, and no more, and shall be cumulative from January 1, 1968. Said dividends, when declared, shall be payable on the first days of January, April, July and October in each year.

          (b) Redemption Prices of said $3.24 Preferred Stock-Series G shall be $54.27 per share if redeemed on or before January 1, 1973, $53.46 per share if redeemed after January 1, 1973 and on or before January 1, 1978, $52.65 per share if redeemed after January 1, 1978 and on or before January 1, 1983 and $51.84 per share if redeemed after January 1, 1983, plus in all cases that portion of the quarterly dividend accrued thereon to the redemption date and all unpaid dividends thereon, if any.

                                  SECTION VIII

     There shall be a series of Preferred Stock designated "3.90% Preferred Stock" and consisting of 160,000 shares with an aggregate par value of $8,000,000 and a par value per share of $50.00. The dividend rate and redemption prices of said series of Preferred Stock shall be as follows:

          (a) Dividends on said 3.90% Preferred Stock shall be at the rate of 3.90% per share per annum and no more, and shall be cumulative from September 1, 1949. Said dividends, when declared, shall be payable on the first days of March, June, September and December in each year.

          (b) Redemption Prices of said 3.90% Preferred Stock shall be $50.50 per share, plus that portion of the quarterly dividend accrued thereon up to the redemption date and all unpaid dividends thereon, if any.

                                   SECTION IX

     There shall be a series of Preferred Stock designated "4.50% Preferred Stock" and consisting of 104,000 shares with an aggregate par value of $5,200,000 and a par value per share of $50.00. The dividend rate and redemption prices of said series of Preferred Stock shall be as follows:

          (a) Dividends on said 4.50% Preferred Stock shall be at the rate of 4.50% per share per annum and no more and shall be cumulative from November 1, 1957. Said dividends, when declared, shall be payable on the first days of February, May, August and November in each year.

          (b) Redemption Prices of said 4.50% Preferred Stock shall be $50.75 per share, plus that portion of the quarterly dividend accrued thereon up to the redemption date and all unpaid dividends thereon, if any.

                                   SECTION X

     There shall be a series of Preferred Stock designated "4.96% Preferred Stock" and consisting of 100,000 shares with an aggregate par value of $5,000,000 and a par value per share of $50.00. The dividend rate and redemption prices of said series of Preferred Stock shall be as follows:

          (a) Dividends on said 4.96% Preferred Stock shall be at the rate of 4.96% per share per annum and no more, and shall be cumulative from November 6, 1958. Said dividends, when declared, shall be payable on the first days of February, May, August and November in each year.

          (b) Redemption Prices of said 4.96% Preferred Stock shall be $50.50 per share, plus that portion of the quarterly dividend accrued thereon up to the redemption date and all unpaid dividends thereon, if any.

                                   SECTION XI

     There shall be a series of Preferred Stock designated "4.50% Preferred Stock, 1963 Series" and consisting of 160,000 shares with an aggregate par value of $8,000,000 and a par value per share of $50.00. The dividend rate and redemption prices of said series of Preferred Stock shall be as follows:

          (a) Dividends on said 4.50% Preferred Stock, 1963 Series, shall be at the rate of 4.50% of the par value per share per annum and no more, and shall be cumulative from the date of issue thereof. Said dividends, when declared, shall be payable on the first days of March, June, September and December in each year.

          (b) Redemption prices of said 4.50% Preferred Stock, 1963 Series, shall be $50.50 per share, plus that portion of the quarterly dividend accrued thereon up to the redemption date and all unpaid dividends thereon, if any.

                                  SECTION XII

     There shall be a series of Preferred Stock designated "5.28% Preferred Stock, 1967 Series" and consisting of 200,000 shares with an aggregate par value of $10,000,000 and a par value per share of $50.00. The dividend rate and redemption prices of said series of Preferred Stock shall be as follows:

          (a) Dividends on said 5.28% Preferred Stock, 1967 Series, shall be at the rate of 5.28% of the par value per share per annum and no more, and shall be cumulative from April 1, 1967. Said dividends, when declared, shall be payable on the first days of January, April, July and October in each year.

          (b) Redemption Prices of said 5.28% Preferred Stock, 1967 Series shall be $52.09 per share if redeemed on or before April 1, 1982, and $51.43 per share if redeemed after April 1, 1982, plus in all cases that portion of the quarterly dividend accrued thereon up to the redemption date and all unpaid dividends thereon, if any.

                                  SECTION XIII

     There shall be a series of Preferred Stock designated "6.56% Preferred Stock, 1968 Series" and consisting of 200,000 shares with an aggregate par value of $10,000,000 and a par value per share of $50.00. The dividend rate and redemption prices of said Preferred Stock shall be as follows:

          (a) Dividends of said 6.56% Preferred Stock, 1968 Series, shall be at the rate of 6.56% of the par value per share per annum and no more, and shall be cumulative from February 1, 1968. Said dividends, when declared, shall be payable on the first days of February, May, August and November in each year.

          (b) Redemption Prices of said 6.56% Preferred Stock, 1968 Series, shall be $52.26 per share if redeemed on or before February 1, 1983, and $51.44 per share if redeemed after February 1, 1983, plus in all cases that portion of the quarterly dividend accrued thereon up to the redemption date and all unpaid dividends thereon, if any.

                                  SECTION XIV

     There shall be a series of Preferred Stock designated 7.23% Preferred Stock, 1992 Series, and consisting of 1,500,000 shares with an aggregate par value of $75,000,000 and a par value per share of $50. The dividend rate and redemption prices as to said 7.23% Preferred Stock, 1992 Series, shall be as follows:

          (a) Dividends on said 7.23% Preferred Stock, 1992 Series, shall be at the rate of 7.23% per annum per share, and no more, and shall be cumulative from the date of issuance. Said dividends, when declared, shall be payable on the first day of March, June, September, and December in each year, commencing December 1, 1992.


          (b) The redemption prices of the 7.23% Preferred Stock, 1992 Series, shall be as follows:

               (i) if redeemed through operation of the sinking fund hereinafter provided, or upon any voluntary liquidation, dissolution or winding up of the Company before September 1, 1997, at the price of $50.00 per share,

               (ii) if redeemed otherwise than through operation of the sinking fund, for each of the twelve-month periods commencing September 1, 1997, the redemption prices of said 7.23% Preferred Stock, 1992 Series, shall be the amount per share set forth below:

          Twelve                        Twelve
          Months         Redemption     Months         Redemption
          Beginning      Price          Beginning      Price
          September 1    Per Share      September 1    Per Share
          -----------    ----------     -----------    ----------
             1997          $52.41           2007         $50.00
             1998           52.17           2008          50.00
             1999           51.93           2009          50.00
             2000           51.69           2010          50.00
             2001           51.45           2011          50.00
             2002           51.21           2012          50.00
             2003           50.97           2013          50.00
             2004           50.73           2014          50.00
             2005           50.49           2015          50.00
             2006           50.25           2016          50.00

          plus in all cases that portion of the quarterly dividend accrued thereon to the redemption date and all unpaid dividends thereon, if any, provided, however, that none of the 7.23% Preferred Stock, 1992 Series, shall be redeemed prior to September 1, 1997.

          (c) As and for a sinking fund for said 7.23% Preferred Stock, 1992 Series, commencing on September 1, 1998, and on each September 1 in each year thereafter so long as any shares of the 7.23% Preferred Stock, 1992 Series, remain outstanding, the Company shall, to the extent of any funds of the Company legally available therefor and except as otherwise restricted by the Company's Amended and Restated Provisions with Respect to Capital Stock, redeem 75,000 shares of 7.23% Preferred Stock, 1992 Series (or such lesser number of such shares as remain outstanding) at the sinking fund redemption price, plus accrued dividends to the date of redemption; provided, however, that if in any year the Company does not redeem the full number of shares of 7.23% Preferred Stock, 1992 Series, required to be redeemed pursuant to this sinking fund, the deficiency shall be made good on the next succeeding September 1 on which the Company has funds legally available for, and is otherwise permitted to effect, the redemption of shares of 7.23% Preferred Stock, 1992 Series, pursuant to this sinking fund. At the option of the Company, the number of shares purchased and canceled by the Company during the preceding twelve-month period or redeemed during such period pursuant to clause
     (ii) of subsection (b) hereof. Any shares so redeemed or purchased and canceled may be given the status of authorized but unissued shares of Senior Stock, but none of such shares shall be reissued as shares of 7.23% Preferred Stock, 1992 Series. The Company shall have the option, which shall be noncumulative, to redeem on September 1, 1998 and on each September 1 thereafter up to an additional 75,000 shares of 7.23% Preferred Stock, 1992 Series, at the sinking fund redemption price, plus accrued dividends to the date of redemption. No such optional sinking fund shall operate to reduce the number of shares of the 7.23% Preferred Stock, 1992 Series, required to be redeemed pursuant to the mandatory sinking fund provisions hereinabove set forth. If the Company shall at any time fail to make a full mandatory sinking fund payment on any sinking fund payment date, the Company shall not pay any dividends or make any other distributions in respect of outstanding shares of any junior stock (as that term is defined in Section II, Section 3 of Part Two hereof) of the Company, other than dividends or distributions in shares of junior stock, or purchase or otherwise acquire for value any outstanding shares of junior stock, until all such payments have been made.

                                   SECTION XV

     There shall be a series of Preferred Stock designated 5.30% Preferred Stock, 1993 Series, and consisting of 1,600,000 shares with an aggregate par value of $80,000,000 and a par value per share of $50. The dividend rate and redemption prices as to said 5.30% Preferred Stock, 1993 Series, shall be as follows:

          (a) Dividends on said 5.30% Preferred Stock, 1993 Series, shall be at the rate of 5.30% per annum per share, and no more, and shall be cumulative from the date of issuance. Said dividends, when declared, shall be payable on the first day of January, April, July and October in each year, commencing January, 1994.

          (b) The redemption prices of the 5.30% Preferred Stock, 1993 Series, shall be as follows:

               (i) if redeemed through operation of the sinking fund hereinafter provided, or upon any voluntary liquidation, dissolution or winding up of the Company before October 1, 1998, at the price of $50 per share,

               (ii) if redeemed otherwise than through operation of the sinking fund, for each of the twelve-month periods commencing October 1, 1998, the redemption prices of said 5.30% Preferred Stock, 1993 Series, shall be the amount per share set forth below:

                    Twelve
                    Months              Redemption
                    Beginning             Price
                    October 1           Per Share
                    ---------           ----------

                      1998                $51.00
                      1999                 50.67
                      2000                 50.34
                      2001                 50.00
                      2002                 50.00

          plus in all cases that portion of the quarterly dividend accrued thereon to the redemption date and all unpaid dividends thereon, if any, provided, however, that none of the 5.30% Preferred Stock, 1993 Series, shall be redeemed prior to October 1, 1998. The notice of redemption required by Part II, Section III, Section 4 hereof may state that it is subject to the receipt of redemption moneys by the paying agent before the date fixed for redemption and that such notice shall be of no effect unless such moneys are so received before such date.

          (c) As and for a sinking fund for said 5.30% Preferred Stock, 1993 Series, commencing on October 1, 1999, and on each October 1 in each year thereafter so long as any shares of the 5.30% Preferred Stock, 1993 Series, remain outstanding, the Company shall, to the extent of any funds of the Company legally available therefor and except as otherwise restricted by the Company's Amended and Restated Provisions with Respect to Capital Stock, redeem 320,000 shares of 5.30% Preferred Stock, 1993 Series (or such lesser number of such shares as remain outstanding) at the sinking fund redemption price, plus accrued dividends to the date of redemption; provided, however, that if in any year the Company does not redeem the full number of shares of 5.30% Preferred Stock, 1993 Series, required to be redeemed pursuant to this sinking fund, the deficiency shall be made good on the next succeeding October 1 on which the Company has funds legally available for, and is otherwise permitted to effect, the redemption of shares of 5.30% Preferred Stock, 1993 Series, pursuant to this sinking fund. At the option of the Company, the number of shares of 5.30% Preferred Stock, 1993 Series, redeemed on any October 1 may be reduced by the number of such shares purchased and canceled by the Company during the preceding twelve-month period or redeemed during such period pursuant to clause (ii) of subsection (b) hereof. Any shares so redeemed or purchased and canceled may be given the status of authorized but unissued shares of Senior Stock, but none of such shares shall be reissued as shares of 5.30% Preferred Stock, 1993 Series. The Company shall have the option, which shall be noncumulative, to redeem on October 1, 1999 and on each October 1 thereafter up to an additional 320,000 shares of 5.30% Preferred Stock, 1993 Series, at the sinking fund redemption price, plus accrued dividends to the date of redemption. No such optional sinking fund shall operate to reduce the number of shares of the 5.30% Preferred Stock, 1993 Series, required to be redeemed pursuant to the mandatory sinking fund provisions hereinabove set forth. If the Company shall at any time fail to make a full mandatory sinking fund payment on any sinking fund payment date, the Company shall not pay any dividends or make any other distributions in respect of outstanding shares of any junior stock (as that term is defined in Section II, Section 3 of Part Two hereof) of the Company, other than dividends or distributions in shares of junior stock, or purchase or otherwise acquire for value any outstanding shares of junior stock, until all such payments have been made.

                                   PART FOUR
                          PROVISIONS WITH RESPECT TO THE
                         SERIES OF CLASS A PREFERRED STOCK

                                   SECTION I

     There shall be a series of Class A Preferred Stock designated "Dutch Auction Rate Transferable Securities Class A Preferred Stock, 1989 Series" (the "1989 DARTS") consisting of 2,000,000 shares with an aggregate par value of $50,000,000 and a par value per share of $25. The provisions governing the issue and sale of the 1989 DARTS in Units, certification, dividend rights, redemption, reacquisition, auction procedures, and other preferences, qualifications and special or relative rights or privileges with respect to the 1989 DARTS shall be as follows:

(1)  Units

     The 1989 DARTS shall be issued and sold by the Company only in units of 4,000 shares per unit ("Units"). No partial Units shall be issued and sold by the Company, and no fractional shares of the 1989 DARTS shall be issued and sold, no transfer of the 1989 DARTS in less than whole Units shall be made, nor shall any transfer in less than whole Units be registered on the transfer books of the Company or be effective for any purpose.

(2)  Certification

     Except as otherwise provided by law, all outstanding 1989 DARTS shall be represented by a certificate or certificates registered in the name of a nominee of the Securities Depository (as defined in Section 6(a)(xxi) below), and no person acquiring Units shall be entitled to receive a certificate representing the 1989 DARTS. The nominee of the Securities Depository shall be the sole holder of record of the 1989 DARTS. Each purchaser of Units will receive dividends, distributions and notices according to the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, of such purchaser's Agent Member (as defined in Section (6)(a)(ii) below).

(3)  Dividend Rights

     (a) Dividends on the 1989 DARTS shall be paid, when, as and if declared by the Board of Directors of the Company out of funds legally available therefor, at the rate per annum determined as set forth below in subsection (c) of this Section (3) and no more (the "Applicable Rate"), payable on the respective dates set forth below.

     (b) Dividends on the 1989 DARTS shall accrue from the date of original issuance and shall be payable commencing on March 15, 1989, and on each succeeding seventh Wednesday thereafter, except that if any of such Wednesday, the Tuesday preceding such Wednesday, or the Thursday following such Wednesday is not a Business Day (as defined below), then (i) the dividend payment date shall be the first Business Day after such Wednesday that is immediately followed by a Business Day and is preceded by a Business Day that is the preceding Tuesday or a day after such Tuesday, or (ii) if the Securities Depository shall make available to its participants and members, in funds immediately available in New York City on dividend payment dates, the amount due as dividends on such dividend payment dates (and the Securities Depository shall have so advised the Trust Company (as defined in Section (6)(a)(xxx) below)), then the dividend payment date shall be the first Business Day on or after such Wednesday that is preceded by a Business Day that is the preceding Tuesday or a day after such Tuesday. "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a day on which banks in New York City are authorized by law to close. Each dividend payment date determined as provided above is referred to herein as the "Dividend Payment Date."
Although any particular Dividend Payment Date may not occur on the originally scheduled Wednesday because of the exceptions discussed above, the next succeeding Dividend Payment Date shall be, subject to such exceptions, the seventh Wednesday following the originally designated Wednesday Dividend Payment Date for the prior Dividend Period. As used herein, Dividend Period means the period commencing on a Dividend Payment Date for the 1989 DARTS and ending on the day next preceding the next Dividend Payment Date. Notwithstanding the foregoing, in the event of a change in law altering the minimum holding period (currently found in Section 246(c) of the Internal Revenue Code of 1986, as amended (the "Code")) required for taxpayers to be entitled to the dividends received deduction on preferred stock held by non-affiliated corporations (currently found in Section 243(a) of the Code), the Company shall adjust the period of time between Dividend Payment Dates so as to adjust uniformly the number of days (such number of days without giving effect to the exceptions referred to above being hereinafter referred to as "Dividend Period Days") in Dividend Periods commencing after the date of such change in law to equal or exceed the then current minimum holding period; provided that the number of Dividend Period Days shall not exceed by more than nine days the length of such then current minimum holding period and shall be evenly divisible by seven, and the maximum number of Dividend Period Days in no event shall exceed 98 days. Upon any such change in the number of Dividend Period Days as a result of a change in law, the Company shall give notice of such change to all Existing Holders of Units.

     (c) The dividend rate on shares of the 1989 DARTS during the initial dividend period (the "Initial Dividend Period"), from and after the date of original issuance to March 15, 1989 (the "Initial Dividend Payment Date") shall be 7.60 percent per annum. Commencing on the Initial Dividend Payment Date, the dividend rate on shares of the 1989 DARTS for each subsequent Dividend Period (normally a period of 49 days, subject to certain exceptions as set forth above) shall be at a rate per annum that results from the implementation of the Auction procedures set forth in Section (6) below.

     The amount of dividends per Unit for the 1989 DARTS payable for each Dividend Period shall be computed by multiplying the dividend rate for such series for each Dividend Period determined in accordance with subsection (c) above by a fraction the numerator of which shall be the number of days in such Dividend Period (calculated by counting the first day thereof but excluding the last day thereof) such Unit was outstanding and the denominator of which shall be 360, and multiplying the amount so obtained by $100,000 per Unit.

     (d) Prior to each Dividend Payment Date, the Company shall pay to the Trust Company sufficient funds for the payment of declared dividends.

     (e) For the purpose of determining whether and when holders of the Senior Stock are entitled to the rights to elect certain directors of the Company, described under Part Two, Section V, Section 3 of the Capital Stock Provisions of this Certificate of Incorporation, dividends on the 1989 DARTS shall be deemed to be in arrears "in an amount equal to or exceeding four quarterly dividend payments," if, at the time dividends are in arrears for four quarterly dividend payments for Senior Stock having quarterly dividend payments, dividends on the 1989 DARTS are in arrears for each Dividend Period beginning on or after the first day of the first of the four quarterly dividend periods as to which dividends on the Senior Stock having quarterly dividends are in arrears.

(4)  Redemption Provisions

     (a) At the option of the Company, the Units may be redeemed out of funds legally available therefor in whole or from time to time in part on any Dividend Payment Date at a redemption price of $25 per share of the 1989 DARTS ($100,000 per Unit) plus accrued and unpaid dividends (whether or not earned or declared) to the redemption date. Only whole Units may be redeemed. See Section (5) below for restrictions on the reissue of Units after redemption.

     (b) In accordance with Part Two, Section III, Section 4 of the Capital Stock Provisions of this Certificate of Incorporation, notice of redemption shall be mailed to each record holder of Units and to the Trust Company not less than 30 days prior to the date fixed for redemption thereof. Each notice of redemption shall include a statement setting forth: (i) the redemption date,
(ii) the number of Units to be redeemed, (iii) the redemption price, (iv) the place or places where Units are to be surrendered for payment of the redemption price, and (v) that dividends of the Units to be redeemed will cease to accrue on such redemption date. No defect in the notice of redemption or in the mailing thereof shall affect the validity of the redemption proceedings, except as required by applicable law.

     (c) If less than all of the outstanding Units are to be redeemed, the number of Units to be redeemed shall be determined by the Company and communicated to the Trust Company. In accordance with Part Two, Section III,
Section 1 of the Capital Stock Provisions of this Certificate of Incorporation, the Trust Company shall give notice to the Securities Depository and the Securities Depository will determine by lot under its usual operating procedures the number of Units, if any, to be redeemed from the account of the Agent Member of each Existing Holder. An Agent Member may determine to redeem Units from some Existing Holders without redeeming Units from the accounts of other Existing Holders.



(5)  Reacquisition

     Except in an Auction (as defined in Section (6)(a)(iii) below), the Company shall have the right, in accordance with Part Two, Section III, Section 6 of the Capital Stock Provisions of this Certificate of Incorporation and where permitted by applicable law, to purchase or otherwise acquire Units upon the best terms reasonably obtainable, but not exceeding the then current redemption price of such Units, except that no such purchase shall be made if the Company shall be in arrears in respect to payment of dividends on any shares of Senior Stock outstanding or if there shall exist an event of default as defined in Part Two, Section V, Section 3 of the Capital Stock Provisions of this Certificate of Incorporation. Notwithstanding the provisions of Part Two, Section III,
Section 5 of the Capital Stock Provisions of this Certificate of Incorporation, Units that have been redeemed, purchased or otherwise acquired by the Company shall not be reissued as 1989 DARTS and shall either be restored to authorized but unissued shares of the Company's Class A Preferred Stock or canceled at the Company's option.

(6)  Auction Procedures

     (a) Certain Definitions. As used in these provisions establishing and designating the 1989 DARTS the following terms shall have the following meanings, unless the context otherwise requires:

          (i) "Affiliate" shall mean any Person known to the Trust Company to be controlled by, in control of, or under common control with the Company.

          (ii) "Agent Member" shall mean the member of the Securities Depository that will act on behalf of a Bidder and is identified as such in such Bidder's Purchaser's Letter.

          (iii) "Auction" shall mean the periodic operation of the procedures set forth herein.

          (iv) "Auction Date" shall mean the Business Day next preceding the Dividend Payment Date for the prior Dividend Period.

          (v)  "Available Units" shall have the meaning specified in paragraph
(d)(i)(A) below.

          (vi) "Bid" shall have the meaning specified in paragraph (b)(i) below.

          (vii)     "Bidder" shall have the meaning specified in paragraph
(b)(i) below.

          (viii) "Board of Directors" shall mean the Board of Directors of the Company.

          (ix) "Broker-Dealer" shall mean any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer herein, that has been selected by the Company and has entered into a Broker-Dealer Agreement with the Trust Company that remains effective.

          (x) "Broker-Dealer Agreement" shall mean an agreement between the Trust Company and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified herein.

          (xi) "DARTS" or "1989 DARTS" shall mean the 2,000,000 shares of Dutch Auction Rate Transferable Securities Class A Preferred Stock, 1989 Series, $25 par value, of the Company.

          (xii) "Existing Holder," when used with respect to Units, shall mean a Person who has signed a Purchaser's Letter and is listed as the beneficial owner of such Units in the records of the Trust Company.

          (xiii) "Hold Order" shall have the meaning specified in paragraph
(b)(i) below.

          (xiv) "Maximum Applicable Rate," on any Auction Date, shall mean the percentage of the 60-day "AA" Composite Commercial Paper Rate (as defined below) in effect on such Auction Date, determined as set forth below based on the prevailing rating of the DARTS in effect at the close of business on the day preceding such Auction Date:

          Prevailing Rating                       Percentage
          -----------------                       ----------

          AA/aa or Above.....................           110%
          A/a................................           125%
          BBB/baa............................           150%
          Below BBB/baa......................           200%

     For purposes of this definition, the "prevailing rating" of the DARTS shall be (i) AA/aa or Above, if the DARTS have a rating of AA- or better by Standard
& Poor's Corporation or its successor ("S&P") and aa3 or better by Moody's Investors Service, Inc. or its successor ("Moody's"), or the equivalent of both of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not AA/aa or Above, then A/a, if the DARTS have a rating of A- or better by S&P and a3 or better by Moody's or the equivalent of both of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not AA/aa or Above or A/a, then BBB/Baa, if the DARTS have a rating of BBB- or better by S&P and baa3 or better by Moody's, or the equivalent of both of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (iv) if not AA/aa or Above, A/a or BBB/baa, then BBB/baa. The Company shall take all reasonable action necessary to enable S&P and Moody's to provide a rating for the DARTS.
If either S&P or Moody's shall not make such a rating available, or neither S&P nor Moody's shall make such a rating available, Salomon Brothers Inc and Morgan Stanley & Co. Incorporated, or their successors, shall select a nationally recognized securities rating agency or two nationally recognized securities rating agencies to act as a substitute rating agency or substitute rating agencies, as the case may be.

          (xv) "Minimum Applicable Rate," on any Auction Date, shall mean 59% of the 60-day "AA" Composite Commercial Paper Rate in effect on such Auction Date.

          (xvi) "Order" shall have the meaning specified in paragraph (b)(i) below.

          (xvii) "Outstanding" shall mean, as of any date, the DARTS theretofore issued by the Company except, without duplication, (A) any DARTS theretofore canceled or delivered to the Trust Company for cancellation, or redeemed by the Company, or as to which a notice of redemption shall have been given by the Company, (B) any DARTS as to which the Company or any Affiliate thereof shall be an Existing Holder and (C) any DARTS represented by any certificate in lieu of which a new certificate has been executed and delivered by the Company.

          (xviii) "Person" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

          (xix) "Potential Holder" shall mean any Person, including any Existing Holder, (A) who shall have executed and delivered or caused to be delivered a Purchaser's Letter to the Trust Company and (B) who may be interested in acquiring Units (or, in the case of an Existing Holder, additional Units).

          (xx) "Purchaser's Letter" shall mean a letter addressed to the Company, the Trust Company, Broker-Dealer and other persons in which a Person agrees, among other things, to offer to purchase, offer to sell and/or sell Units as set forth herein.

          (xxi) "Securities Depository" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Company which agrees to follow the procedures required to be followed by such securities depository in connection with the DARTS.

          (xxii) "Sell Order" shall have the meaning specified in paragraph
(b)(i) below.

          (xxiii) "60-day 'AA' Composite Commercial Paper Rate," on any date, means (i) the interest equivalent of the 60-day rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as such 60-day rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the interest equivalent of the 60-day rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by Morgan Stanley & Co. Incorporated or, in lieu thereof, any affiliates or successor thereof (the "Commercial Paper Dealer"), to the Trust Company for the close of business on the Business Day immediately preceding such date. If the Commercial Paper Dealer does not quote a rate required to determine the 60-day "AA" Composite Commercial Rate, the 60-day "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Company to provide such rate. If the Company, however, shall adjust the number of Dividend Period Days in the event of a change in the dividends received reduction minimum holding period contained in the Internal Revenue Code of 1986, as amended, with the result that (i) the Dividend Period Days shall be fewer than 70 days, such rate shall be the interest equivalent of the 60-day rate on such commercial paper, (ii) the Dividend Period Days shall be 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the interest equivalent of the 60-day and 90-day rates on such commercial paper, and (iii) the Dividend Period Days shall be 85 or more days but 98 or fewer days, such rate shall be the interest equivalent of the 90-day rate on such commercial paper. For the purposes of such definition, "interest equivalent" means the equivalent yield on a 360-day basis of a discount basis security to an interest-bearing security and "Substitute Commercial Paper Dealer" shall mean any commercial paper dealer that is a leading dealer in the commercial paper market, provided that neither such dealer nor any of its affiliates is a Commercial Paper Dealer.

          (xxiv) "Submission Deadline" shall mean 12:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Trust Company as specified by the Trust Company from time to time.

          (xxv) "Submitted Bid" shall have the meaning specified in paragraph (d)(i) below.

          (xxvi) "Submitted Hold Order" shall have the meaning specified in paragraph (d)(i) below.

          (xxvii) "Submitted Order" shall have the meaning specified in paragraph (d)(i) below.

          (xxviii) "Submitted Sell Order" shall have the meaning specified in paragraph (d)(i) below.

          (xxvix) "Sufficient Clearing Bids" shall have the meaning specified in paragraph (d)(i) below.

          (xxx) "Trust Company" shall mean Bankers Trust Company and its successor, and assigns or any other bank, trust company or other entity selected by the Company which agrees to follow the Auction Procedures described in this Section (6) for the purposes of determining the Applicable Rate for the DARTS.

          (xxxi) "Winning Bid Rate" shall have the meaning specified in paragraph (d)(i) below.

     (b)  Orders by Existing Holders and Potential Holders

          (i)  On or prior to each Auction Date:

          (A) each Existing Holder may submit to a Broker-Dealer information as to:

               (1) the number of Outstanding Units, if any, held by such Existing Holder which such Existing Holder desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

               (2) the number of Outstanding Units, if any, held by such Existing Holder which such Existing Holder desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Existing Holder; and/or

               (3) the number of Outstanding Units, if any, held by such Existing Holder which such Existing Holder offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

          (B) Each Broker-Dealer, using a list of a Potential Holders that shall be maintained in good faith for the purpose of conducting a competitive Auction shall contact Potential Holders, including Persons that are not Existing Holders, on such list to determine the number of Outstanding Units, if any, which each such Potential Holder offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Holder.

          For the purposes hereof, the communication to a Broker-Dealer of information referred to in clause (A) or (B) of this paragraph (b)(i) is hereinafter referred to as an "Order" and each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder"; and Order containing the information referred to in clause
     (A)(1) of this paragraph (b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this paragraph (b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this paragraph (b)(i) is hereinafter referred to as a "Sell Order."

          (ii) (A) A Bid by an Existing Holder shall constitute an irrevocable offer to sell:

               (1) the number of Outstanding Units specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate specified therein; or

               (2) such number or a lesser number of Outstanding Units to be determined as set forth in paragraph (e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate specified therein; or

               (3) a lesser number of Outstanding Units to be determined as set forth in paragraph (e)(ii)(C) if such specified rate shall be higher than Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

               (B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

               (1) the number of Outstanding Units specified in such Sell Order; or

               (2) such number or a lesser number of Outstanding Units to be determined as set forth in paragraph (e)(ii)(C) if Sufficient Clearing Bids do not exist.

               (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

               (1) the number of Outstanding Units specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate specified therein; or

                (2) such number of a lesser number of Outstanding Units to be determined as set forth in paragraph (e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate specified therein.

     (c)  Submission of Orders by Broker-Dealers to Trust Company

          (i) Each Broker-Dealer shall submit in writing to the Trust Company prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer and specifying with respect to each Order:

          (A)  the name of the Bidder placing such Order;

          (B) the aggregate number of Outstanding Units that are subject of such Order;

          (C)  to the extent that such Bidder is an Existing Holder:

               (1) the number of Outstanding Units, if any, subject to any Hold Order placed by such Existing Holder;

               (2) the number of Outstanding Units, if any, subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

               (3) the number of Outstanding Units, if any, subject to any Sell Order placed by such Existing Holder; and

          (D) to the extent such Bidder is a Potential Holder, the rate specified in such Potential Holder's Bid.

          (ii) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Trust Company shall round such rate up to the next highest one-thousandth (.001) of 1%.

          (iii) If an Order or Orders covering all of the Outstanding Units held by an Existing Holder is not submitted to the Trust Company prior to the Submission Deadline, the Trust Company shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding Units held by such Existing Holder and not subject to Orders submitted to the Trust Company.

          (iv) If one or more Orders covering in the aggregate more than the number of Outstanding Units held by an Existing Holder are submitted to the Trust Company, such Orders shall be considered valid as follows and in the following order or priority:

          (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of Outstanding Units held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of Units subject to such Hold Orders exceeds the number of Outstanding Units held by such Existing Holder, the number of Units subject to such Hold Orders shall be reduced pro rata so that such Hold Orders shall cover the number of Outstanding Units held by such Existing Holder;

          (B) (1) any Bid shall be considered valid up to and including the excess of the number of Outstanding Units held by such Existing Holder over number of Units subject to Hold Orders referred to in paragraph
     (c)(iv)(A);

               (2) subject to clause (1) above, if more than one Bid with the same rate is submitted on behalf of such Existing Holder and the number of Outstanding Units subject to such Bids is greater than such excess, the number of Outstanding Units subject to such Bids shall be reduced pro rata so that such Bids shall cover the number of Outstanding Units equal to such excess; and

               (3) subject to clause (1) above, if more than one Bid with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates and in any such event the number, if any, of such Outstanding Units subject to Bids not valid under this clause (B) shall be treated as the subject of a Bid by a potential Holder; and


          (C) any Sell Order shall be considered valid up to and including the excess of the number of Outstanding Units held by such Existing Holder over the number of Outstanding Units subject to Hold Orders referred to in paragraph (c)(iv)(A) and Bids referred to in paragraph (c)(iv)(B).

          (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate and Units therein specified.

          (vi) If any rate specified in any Bid is lower than the Minimum Applicable Rate for the Dividend Period to which such Bid relates, such Bid shall be deemed to be a Bid specifying a rate equal to such Minimum Applicable Rate.

          (vii) Orders by Existing Holders and Potential Holders must specify numbers of Units in whole Units. Any Order that specifies a number of Units other than in whole units will be invalid and will not be considered a Submitted Order for purposes of an Auction.

     (d) Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate

          (i) Not earlier than the Submission Deadline on each Auction Date, the Trust Company shall assemble all Orders submitted or deemed submitted to it by the Broker- Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order" a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and shall determine:

          (A) the excess of the total number of Outstanding Units over the number of Outstanding Units that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available Units");

          (B)  from the Submitted Orders, whether:

               (1) the number of Outstanding Units that are the subject of Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

               (2) [a] the number of Outstanding Units that are the subject of Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Applicable Rate, and

               [b] the number of Outstanding Units that are subject to Submitted Sell Orders (if such excess of such equality exists (other than because the number of Outstanding Units in clauses [a] and [b] above are each zero because all of the Outstanding Units are the subject of Submitted Hold Orders), such Submitted Bids in clause (1) above being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

          (C) if Sufficient Clearing Bids exist, the lowest rate specified in the Submitted Bids (the "Winning Bid Rate"), which if:

               (1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the Units that are the subject of such Submitted Bids, and

               (2) each Submitted Bid from Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates were accepted, thus entitling the Potential Holders to purchase the Units that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate being at least equal to the Available Units.

          (ii) Promptly after the Trust Company has made the determinations pursuant to paragraph (d)(i), the Trust Company shall advise the Company of the Maximum Applicable Rate and the Minimum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

          (A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate so determined;

          (B) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding Units are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or

           (C) if all the Outstanding Units are the subject of Submitted Hold Orders, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Minimum Applicable Rate.

     (e) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares

Based on the determinations made pursuant to paragraph (d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Trust Company shall take such other action as set forth below:

          (i) If Sufficient Clearing Bids have been made, subject to the provisions of paragraphs (e)(iii) and ((e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order or priority and all other Submitted bids shall be rejected:

          (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate that is higher then the Winning Bid Rate shall be rejected, thus requiring each such Existing Holder to sell the Outstanding Units that are the subject of such Submitted Bid;

          (B) the Submitted Bid of each of the Existing Holders specifying any rate that is lower than the Winning Bid Rate shall be accepted, thus entitling each such Existing Holder to continue to hold the Outstanding Units that are the subject of such Submitted Bid;

           (C) the Submitted Bid of each of the Potential Holders specifying any rate that is lower than the Winning Bid Rate shall be accepted;

           (D) the Submitted Bid of each of the Existing Holders specifying a rate that is equal to the Winning Bid Rate shall be accepted, thus entitling each such Existing Holder to continue to hold the Outstanding Units that are the subject of such Submitted Bids, unless the number of Outstanding Units subject to all such Submitted Bids shall be greater than the number of Outstanding Units ("remaining shares") equal to the excess of the Available Units over the number of Outstanding Units subject to Submitted Bids described in paragraphs (e)(i)(B) and (e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be rejected, and each such Existing Holder shall be required to sell Outstanding Units, but only in an amount equal to the difference between (1) the number of Outstanding Units then held by such Existing Holder subject to such Submitted Bid and (2) the number of Units obtained by multiplying (x) the number of remaining shares by (y) a fraction the numerator of which shall be the number of Outstanding Units held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding Units subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate; and

          (E) the Submitted Bid of each of the Potential Holders specifying a rate that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of Outstanding Units obtained by multiplying
     (x) the difference between the Available Units and the number of Outstanding Units subject to the Submitted Bids described in paragraphs
     (e)(i)(B), (e)(i)(C) and (e)(i)(D) by (y) a fraction the numerator of which shall be the number of Outstanding shares of Units subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding Units subject to such Submitted Bids made by all such Potential Holders that specified rates equal to the Winning Bid Rate.

          (ii) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding Units are subject to Submitted Hold Orders), subject to the provisions of paragraphs (e)(iii) and (e)(iv), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

          (A) the Submitted Bid of each Existing Holder specifying any rate that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus entitling such Existing Holder to continue to hold the Outstanding Units that are the subject of such Submitted Bid;

          (B) the Submitted Bid of each Potential Holder specifying any rate that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the Outstanding Units that are the subject of such Submitted Bid; and

          (C) the Submitted Bids of each Existing Holder specifying any rate that is higher than the Maximum Applicable Rate shall be rejected and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of Outstanding Units then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of Units obtained by multiplying (x) the difference between the Available Units and the aggregate number of Outstanding Units subject to Submitted Bids described in paragraphs (e)(ii)(A) and (e)(ii)(B) by (y) a fraction the numerator of which shall be the number of Outstanding Units held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of Outstanding Units subject to all such Submitted Bids and Submitted Sell Orders.

          (iii)     If, as a result of the procedures described in paragraph
(e)(i) or (e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a Unit on any Auction Date, the Trust Company shall, in such manner as, in its sole discretion, it shall determine, round up or down the number of Units to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that the number of Outstanding Units purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Units.

          (iv) If, as a result of the procedures described in paragraph (e)(i), any Potential Holder would be entitled or required to purchase less than a whole Unit on any Auction Date, the Trust Company shall, in such manner as, in its sole discretion, it shall determine, allocate Units for purchase among Potential Holders so that only whole Units are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing Units on such Auction Date.

          (v) Based on the results of each Auction, the Trust Company shall determine the aggregate number of Outstanding Units to be purchased and the aggregate number of Outstanding Units to be sold by Potential Holders and Existing Holders on whose behalf each Broker-Dealer submitted Bids or Sell Orders, and, with respect to each Broker-Dealer, to the extent that such aggregate number of Outstanding Units to be purchased and such aggregate number of Outstanding Units to be sold differ, determine to which other Broker- Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Outstanding Units.

     (f)  Miscellaneous

     The Board of Directors may interpret the provisions of these Auction Procedures to resolve any inconsistency or ambiguity, and may remedy any formal defect or make any other change or modification which does not adversely affect the rights of Existing Holders of Units. An Existing Holder (A) may sell, transfer or otherwise dispose of Units only pursuant to a Bid or Sell Order in accordance with the procedures described in this paragraph or to or through a Broker-Dealer or to a Person that has delivered a signed copy of a Purchaser's Letter to the Trust Company, provided that in the case of all transfers other than pursuant to Auctions such Existing Holder, its Broker-Dealer or its Agent Member advises the Trust Company of such transfer and (B) shall have the ownership of the Units held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Existing Holder's beneficial ownership. Neither the Company nor any Affiliate shall submit an Order, either directly or indirectly, in any Auction. Except as otherwise provided by law, all of the Outstanding Units shall be represented by a certificate registered in the name of the nominee of the Securities Depository an no Person acquiring Units shall be entitled to receive a certificate representing such Units.

     (g)  Headings of Subdivisions

     The headings of the various subdivisions of these Auction Procedures are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

                                   SECTION II

     There shall be a series of Class A Preferred Stock designated "9% Class A Preferred Stock, 1989 Series," and consisting of 3,000,000 shares with an aggregate par value of $75,000,000 and a par value per share of $25. The dividend rate and redemption prices as to said 9% Class A Preferred Stock, 1989 Series, shall be as follows:

          (a) Dividends on said 9% Class A Preferred Stock, 1989 Series, shall be at the rate of 9% per annum per share, and no more, and shall be cumulative from the date of issuance. Said dividends, when declared, shall be payable on the first day of January, April, July and October in each year, commencing January 1, 1990.

          (b) The redemption prices of the 9% Class A Preferred Stock, 1989 Series, shall be as follows:

               (i) if redeemed through operation of the sinking fund hereinafter provided, at the price of $25.00 per share,

               (ii) if redeemed otherwise than through operation of the sinking fund, for each of the twelve-month periods commencing October 1, 1989, the redemption prices of said 9% Class A Preferred Stock, 1989 Series, shall be the amount per share set forth below:



          Twelve                             Twelve
          Months         Redemption          Months         Redemption
        Beginning          Price            Beginning          Price
        October 1        Per Share          October 1       Per Share
        ---------        ----------         ---------       ----------

          1989             $27.25              2002           $25.30
          1990              27.10              2003            25.15
          1991              26.95              2004            25.00
          1992              26.80              2005            25.00
          1993              26.65              2006            25.00
          1994              26.50              2007            25.00
          1995              26.35              2008            25.00
          1996              26.20              2009            25.00
          1997              26.05              2010            25.00
          1998              25.90              2011            25.00
          1999              25.75              2012            25.00
          2000              25.60              2013            25.00
          2001              25.45

plus in all cases that portion of the quarterly dividend accrued thereon to the redemption date and all unpaid dividends hereon, if any; provided, however, that none of the 9% Class A Preferred Stock, 1989 Series, shall be redeemed prior to October 1, 1994, if such redemption is for the purpose of or in anticipation of refunding such 9% Class A Preferred Stock, 1989 Series, through the use, directly or indirectly, of funds borrowed by the Company or of the proceeds of the issue by the Company of shares of any stock ranking prior to or on a parity with the 9% Class A preferred Stock, 1989 Series, as to dividends or assets, if such borrowed funds or such shares have an effective interest cost or effective dividend cost to the Company (computed in accordance with generally accepted financial principles), as the case may be, of less than 9.24% per annum.

          (c) As and for a sinking fund for said 9% Class A Preferred Stock, 1989 Series, commencing on October 1, 1995, and on each October 1 in each year thereafter so long as any shares of the 9% Class A Preferred Stock, 1989 Series, remain outstanding, the Company shall, to the extent of any funds of the Company legally available therefor and except as otherwise restricted by the Company's Amended and Restated Certificate of Incorporation, redeem 150,000 shares of 9% Class A Preferred Stock, 1989 Series, (or such lesser number of such shares as remain outstanding) at the sinking fund redemption price, plus accrued dividends to the date fo redemption; provided, however, that if in any year the Company does not redeem the full number of shares of 9% Class A Preferred Stock, 1989 Series, required to be redeemed pursuant to this sinking fund, the deficiency shall be made good on the next succeeding October 1 on which the Company has funds legally available for, and is otherwise permitted to effect, the redemption of shares of 9% Class A Preferred Stock, 1989 Series, pursuant to this sinking fund. At the option of the Company, the number of shares of 9% Class A Preferred Stock, 1989 Series, redeemed on any October 1 may be reduced by the number of such shares purchased and canceled by the Company during the preceding twelve-month period or redeemed during such period pursuant to clause
(ii) of subsection (b) hereof. Any shares so redeemed or purchased and canceled may be given the status of authorized but unissued shares of Senior Stock, but none of such shares shall be reissued as shares of 9% Class A Preferred Stock, 1989 Series. The Company shall have the option, which shall be noncumulative, to redeem on October 1, 1995 and on each October 1 thereafter up to an additional 150,000 shares of 9% Class A Preferred Stock, 1989 Series, at the sinking fund redemption price, plus accrued dividends to the date of redemption.

No such optional sinking fund shall operate to reduce the number of shares of the 9% Class A Preferred Stock, 1989 Series, required to be redeemed pursuant to the mandatory sinking fund provisions hereinabove set forth. If the Company shall at any time fail to make a full mandatory sinking fund payment on any sinking fund payment date, the Company shall not pay any dividends or make any other distributions in respect of outstanding shares of any junior stock (as that term is defined in Section II, Section 3 of Part Two hereof) of the Company, other than dividends or distributions in shares of junior stock, or purchase or otherwise acquire for value any outstanding shares of junior stock, until all such payments have been made.

          RESOLVED, that the officers of the Company are severally authorized and directed to make, sign, swear to and cause to be filed any and all certificates and other documents required to make effective the amendment of the Company's Certificate of Incorporation adopted by the Board at this meeting.

                                   PART FIVE
              PROVISIONS WITH RESPECT TO THE CLASS OF COMMON STOCK

     Subject to the rights of holders of Senior Stock, the holders of Common Stock shall have the dividend, voting, liquidation, preemptive and other rights to which they are entitled under the general corporation law of the State of Connecticut, as from time to time in effect, except as otherwise provided herein. The holders of the Common Stock shall have no preemptive right to subscribe to any future issues of Senior Stock shall have no preemptive right to subscribe to any future issues of Senior Stock or any other preferred stock of any class now or hereafter authorized (other than Senior Stock or other preferred stock which is convertible into Common Stock) nor to any future issues of bonds, notes or other evidences of indebtedness which may be convertible into preferred stock. As used in this paragraph, the term "preferred stock" shall mean stock which has, as against the Common Stock, preferential rights to the Company's assets in the event of liquidation or preferential rights in respect of dividends or other distributions, and shall include the aforementioned classed of Preferred Stock and Class A Preferred Stock.

     The Board of Directors shall have the power to issue and dispose of, from time to time, shares of the authorized and unissued Common Stock at such times, in such amounts, upon such terms, and in such manner as it may determine, either for cash or property, or for securities convertible into Common Stock, and to fix the amount of money or the actual value of the consideration for which such authorized and unissued Common Stock shall be issued.























                                                               EXHIBIT A TO
                                                                  RESTATED
                                                             CERTIFICATE OF
                                                              INCORPORATION

                          TABLE OF CONNECTICUT SPECIAL ACTS
                             GRANTING RIGHTS, POWERS AND
                            FRANCHISES TO THE CONNECTICUT
                             LIGHT AND POWER COMPANY AND
                                   ITS PREDECESSORS

          TITLE                    DATE OF   VOLUME              PAGE
                                   APPROVAL  OF THE COMPILED
                                             SPECIAL LAWS OF
                                             CONNECTICUT OR
                                             CONNECTICUT
                                             SPECIAL ACTS


               A -  THE CONNECTICUT LIGHT AND POWER
                    COMPANY, FORMERLY THE ROCKY
                    RIVER POWER COMPANY


     1.   Incorporating the        6/22/1905    Vol. XIV         P. 860
          Rocky River Power
          Company

     2.   Amending the Charter     8/17/1909    Vol. XV          P. 1093
          of the Rocky River
          Power Company

     3.   Amending the Charter     3/29/1917    Vol. XVII        P. 833
          of The Housatonic
          Power Company

     4.   Amending the Charter     4/9/1919     Vol. XVIII       P. 97
          of The Connecticut
          Light and Power
          Company

     5.   Amending the Charter     4/15/1919    Vol. XVIII       P. 106
          of The Connecticut
          Light and Power
          Company

     6.   Amending the Charter     5/16/1923    Vol. XIX         P. 180
          of The Connecticut
          Light and Power
          Company

     7.   Amending the Charter     4/26/1927    Vol. XX          P. 223
          of The Connecticut
          Light and Power
          Company (Sections 2
          and 3 only)





     8.   Authorizing The          5/23/1927    Vol. XX          P. 297
          Connecticut Light and
          Power Company to
          Acquire the Franchises
          and Property of The
          Bristol and Plainville
          Electric Company






               B -  PREDECESSORS OF THE CONNECTICUT
                    LIGHT AND POWER COMPANY


                    1.   Housatonic Power Company


     1.   Incorporating The        3/24/1893    Vol. XI          P. 111
          Housatonic Power
          Company

     2.   Amending the Charter     6/27/1893    Vol. XI          P. 868
          of The Housatonic
          Power Company

     3.   Concerning the           3/14/1895    Vol. XII         P. 27
          Organization of The
          Housatonic Power
          Company

     4.   Amending the Charter     5/3/1895     Vol. XII         P. 247
          of The Housatonic
          Power Company

     5.   Extending the Time for   3/10/1897    Vol. XII         P. 692
          the Organization of
          The Housatonic Power
          Company

     6.   Amending the Charter     3/9/1899     Vol. XIII        P. 23
          of The Housatonic
          Power Company

     7.   Amending the Charter     8/29/1911    Vol. XVI         P. 499
          of The Housatonic
          Power Company

     8.   Concerning The           6/6/1913     Vol. XVI         P. 1032
          Housatonic Power
          Company


                    2.   The New Milford Power Company

     1.   Incorporating The New    4/20/1893    Vol. XI          P. 288
          Milford Power Company


     2.   Amending the Charter     3/14/1895    Vol. XII         P. 28
          of The New Milford
          Power Company

     3.   Amending the Charter     5/21/1903    Vol. XIV         P. 252
          of The New Milford
          Power Company

     4.   Amending the Charter     7/13/1905    Vol. XIV         P. 997
          of The New Milford
          Power Company


                    3.   The Branford Lighting and Water Company
                         (formerly The Branford Electric Company)

     1.   Incorporating The        3/28/1895    Vol. XII         P. 104
          Branford Electric
          Company

     2.   Amending the Charter     4/7/1897     Vol. XII         P. 846
          of The Branford
          Electric Company



     3.   Amending the Charter     6/1/1899     Vol. XIII        P. 334
          of The Branford
          Electric Company

     4.   Amending the Charter     5/8/1901     Vol. XIII        P. 791
          of The Branford
          Lighting and Water
          Company

     5.   Amending the Charter     5/15/1903    Vol. XIV         P. 204
          of The Branford
          Lighting and Water
          Company

     6.   Amending the Charter     5/9/1905     Vol. XIV         P. 652
          of The Branford
          Lighting and Water
          Company


                    4.   The United Electric Light and Water Company

     1.   Incorporating The        6/10/1901    Vol. XIII        P. 995
          United Electric Light
          and Water Company

     2.   Amending the Charter     5/27/1903    Vol. XIV         P. 239
          of The United Electric
          Light and Water
          Company

     3.   Amending the Charter     6/3/1913     Vol. XVI         P. 933
          of The United Electric
          Light and Water
          Company

     4.   Amending the Charter     5/16/1917    Vol. XVII        P. 1051
          of The United Electric
          Light and Water
          Company


                    5.   The Seymour Electric Light Company

     1.   Incorporating The        5/21/1889    Vol. X           P. 1133
          Seymour Electric Light
          Company

     2.   Amending the Charter     3/29/1905    Vol. XIV         P. 549
          of The Seymour
          Electric Light Company

     3.   Amending the Charter     5/1/1917     Vol. XVII        P. 949
          of The Seymour
          Electric Light Company


                    6.   The Meriden Electric Light Company

     1.   Incorporating The        4/20/1887    Vol. X           P. 684
          Meriden Electric Light
          Company

     2.   Authorizing The          6/14/1907    Vol. XV          P. 255
          Meriden Electric Light
          Company to Increase
          Its Capital Stock and
          to Issue Bonds

     3.   Authorizing The          5/7/1917     Vol. XVII        P. 993
          Meriden Electric Light
          Company to Increase
          Its Capital Stock

     4.   Amending the Charter     4/9/1925     Vol. XIX         P. 678
          of The Meriden
          Electric Light Company


                    7.   The Meriden Gas-Light Company

     1.   Incorporating the        6/12/1860    Vol. V           P. 362
          Meriden Gas-Light
          Company

     2.   Authorizing the          5/31/1867    Vol. VI          P. 154
          Meriden Gas Light
          Company to Increase
          its Capital Stock


     3.   Amending the Charter     6/11/1868    Vol. VI          P. 320
          of the Meriden Gas
          Light Company



     4.   Amending the Charter     3/4/1878     Vol. VIII        P. 149
          of the Meriden Gas
          Light Company

     5.   Empowering the Meriden   2/28/1883    Vol. IX          P. 707
          Gas Light Company to
          Increase its Capital
          Stock

     6.   Amending the Charter     4/7/1887     Vol. X           P. 614
          of the Meriden Gas
          Light Company

     7.   Amending the Charter     5/18/1893    Vol. XI          P. 473
          of the Meriden Gas
          Light Company

     8.   Authorizing the          4/25/1899    Vol. XIII        P. 187
          Meriden Gas Light
          Company to Increase
          its Capital Stock and
          to Issue Bonds

     9.   Amending The Charter     4/21/1909    Vol. XV          P. 681
          of the Meriden Gas
          Light Company

     10.  Authorizing the          6/5/1913     Vol. XVI         P. 888
          Meriden Gas Light
          Company to Increase
          its Capital Stock

     11.  Amending the Charter     4/9/1925     Vol. XIX         P. 675
          of the Meriden Gas
          Light Company


                    8.   The Woodbury Electric Company
                         (formerly The Woodbury and
                         Southbury Electric Railway Company)

     1.   Incorporating The        6/14/1893    Vol. XI          P. 720
          Woodbury and Southbury
          Electric Railway
          Company


     2.   Re-enacting and          4/7/1897     Vol. XII         P. 851
          Amending the Charter
          of The Woodbury and
          Southbury Electric
          Railway Company

     3.   Amending the Charter     4/23/1925    Vol. XIX         P. 715
          of The Woodbury
          Electric Company





                    9.   The Westport Electric Company

     1.   Incorporating The        4/2/1925     Vol. XIX         P. 621
          Westport Electric
          Company


                    10.  The Westport Water Company

     1.   Incorporating The        5/15/1889    Vol. X           P. 1063
          Westport Water Company

     2.   Amending the Charter     3/2/1893     Vol. XI          P. 33
          of The Westport Water
          Company

     3.   Amending the Charter     6/30/1893    Vol. XI          P. 1099
          of The Westport Water
          Company

     4.   Incorporating the        7/3/1895     Vol. XII         P. 601
          United Water and Light
          Company

     5.   Extending the Time for   4/22/1897    Vol. XII         P. 904
          the Organization of
          the United Water and
          Light Company

     6.   Amending the Charter     6/21/1905    Vol. XIV         P. 847
          of The Westport Water
          Company


                    11.  The New Milford Electric Light Company

     1.   Incorporating The New    5/27/1893    Vol. XI          P. 575
          Milford Electric Light
          Company

     2.   Amending the Charter     5/16/1911    Vol. XVI         P. 190
          of The New Milford
          Electric Light Company



     3.   Authorizing The New      3/26/1919    Vol. XVIII       P. 29
          Milford Electric Light
          Company to Increase
          Its Capital Stock

     4.   Authorizing The New      5/3/1921     Vol. XVIII       P. 524
          Milford Electric Light
          Company to Increase
          Its Capital Stock

     5.   Amending the Charter     4/23/1925    Vol. XIX         P. 714
          of The New Milford
          Electric Light Company


     6.   Concerning an            5/8/1929     Vol. XX          P. 848
          Amendment to the
          Charter of The New
          Milford Electric Light
          Company



                    12.  The Waterbury and Milldale Tramway Company

     1.   Incorporating The        6/5/1907     Vol. XV          P. 180
          Waterbury and Milldale
          Tramway Company

     2.   Amending the Charter     6/2/1927     Vol. XX          P. 444
          of The Waterbury and
          Milldale Tramway
          Company


                    13.  Bristol and Plainville Electric Company
                         (formerly Bristol and Plainville Tramway Company)

     1.   Incorporating the        6/14/1893    Vol. XI          P. 730
          Bristol and Plainville
          Tramway

     2.   Merging The Bristol      3/31/1897    Vol. XII         P. 822
          Electric Light Company
          in the Bristol and
          Plainville Tramway
          Company

     3.   Amending the Charter     4/7/1897     Vol. XII         P. 874
          of the Bristol and
          Plainville Tramway
          Company

     4.   Amending the Charter     6/13/1899    Vol. XIII        P. 284
          of the Bristol and
          Plainville Tramway
          Company

     5.   Amending the Charter     5/15/1903    Vol. XIV         P. 185
          of the Bristol and
          Plainville Tramway
          Company

     6.   Amending the Charter     7/8/1909     Vol. XV          P. 888
          of the Bristol and
          Plainville Tramway
          Company

     7.   Amending the Charter     5/3/1921     Vol. XVIII       P. 500
          of the Bristol and
          Plainville Tramway
          Company


          (VALIDATED:  PUBLIC ACTS, 1923, CHAPTER 276, APPROVED 6/21/1923)

     8.   Authorizing the          3/20/1925    Vol. XIX         P. 61
          Directors of the
          Bristol and Plainville
          Electric Company to
          Change the Par Value
          of Its Stock



                    14.  The Bristol Electric Light Company

     1.   Incorporating The        2/24/1886    Vol. X           P. 221
          Bristol Electric Light
          Company

                    15.  The Middletown Gas Light Company

     1.   Incorporating "The       Passed       Vol. III         P. 571
          Middletown Gas Light     1853
          Company"
     2.   Amending the Charter     7/3/1867     Vol. VI          P. 219
          of the Middletown Gas
          Light Company

     3.   Amending the Charter     6/11/1873    Vol. VII         P. 472
          of the Middletown Gas
          Light Company

     4.   Amending the Charter     3/18/1881    Vol. IX          P. 69
          of The Middletown Gas
          Light Company



     5.   Amending the Charter     3/15/1895    Vol. XII         P. 30
          of The Middletown Gas
          Light Company

     6.   Amending the Charter     6/6/1913     Vol. XVI         P. 1116
          of The Middletown Gas
          Light Company

     7.   Amending the Charter     5/6/1927     Vol. XX          P. 288
          of The Middletown Gas
          Light Company


                    16.  The Eastern Connecticut Power Company

     1.   Incorporated on          --           --               --
          8/28/1917 under
          General Laws

     2.   Concerning the Sale of   5/8/1919     Vol. XVIII       P. 180
          Gas and Electricity in
          Norwich





     3.   Authorizing The Shore    5/8/1919     Vol. XVIII       P. 204
          Line Electric Railway
          Company to Sell
          Certain Rights and
          Property to The
          Eastern Connecticut
          Power Company

     3.   Amending the Charter     6/3/1921     Vol. XVIII       P. 883
          of The Eastern
          Connecticut Power
          Company

     4.   Concerning The Eastern   4/4/1923     Vol. XIX         P. 133
          Connecticut Power
          Company

     5.   Authorizing The          5/23/1927    Vol. XX          P. 310
          Eastern Connecticut
          Power Company to
          Acquire the Franchises
          and Property of The
          Putnam Light and Power
          Company, The Danielson
          and Plainfield Gas and
          Electric Company and
          The Lyme Electric
          Power Company








                    17.  The Shore Line Electric Railway Company



     1.   Incorporating The        6/6/1905     Vol. XIV         P. 719
          Shore Line Electric
          Railway Company

     2.   Amending the Charter     6/10/1909    Vol. XV          P. 810
          of The Shore Line
          Electric Railway
          Company and Extending
          the Time for
          Constructing its
          Lines.

     3.   Concerning Bonds of      6/29/1911    Vol. XVI         P. 289
          The Shore Line
          Electric Railway
          Company

     4.   Amending the Charter     8/22/1911    Vol. XVI         P. 439
          of The Shore Line
          Electric Railway
          Company
     5.   Amending the Charter     6/4/1913     Vol. XVI         P. 945
          of The Shore Line
          Electric Railway
          Company

     6.   Amending the Charter     5/16/1917    Vol. XVII        P. 1035
          of The Shore Line
          Electric Railway
          Company


                    18.  The Groton and Stonington Street Railway Company

     1.   Incorporating The        5/11/1903    Vol. XIV         P. 151
          Groton and Stonington
          Street Railway Company

     2.   Amending the Charter     7/25/1907    Vol. XV          P. 310
          of The Groton and
          Stonington Street
          Railway Company





                    19.  The Norwich & Westerly Traction Company
                         (formerly The Norwich & Westerly Railway Company, also The Norwich, Mystic and Westerly Street Railway Company)

     1.   Incorporating The        5/11/1903    Vol. XIV         P. 158
          Norwich, Mystic and
          Westerly Street
          Railway Company

     2.   Granting Additional      4/21/1909    Vol. XV          P. 660
          Powers to The Norwich,
          Mystic and Westerly
          Street Railway Company

     3.   Amending the Charter     6/6/1913     Vol. XVI         P. 989
          of The Norwich &
          Westerly Traction
          Company


                    20.  The Putnam Light and Power Company
                         (formerly Putnam Gas Light Company)

     1.   Incorporating the        3/10/1886    Vol. X           P. 276
          Putnam Gas Light
          Company

     2.   Reducing the Capital     3/4/1887     Vol. X           P. 448
          Stock of the Putnam
          Gas Light Company

     3.   Amending the Charter     4/20/1887    Vol. X           P. 694
          of the Putnam Gas
          Light Company
     4.   Validating an            5/29/1889    Vol. X           P. 1176
          Amendment to the
          Charter of Putnam Gas
          Light Company and
          Changing Its Corporate
          Name

     5.   Amending the Charter     4/3/1903     Vol. XIV         P. 49
          of The Putnam Light
          and Power Company

     6.   Amending the Charter     3/16/1905    Vol. XIV         P. 528
          of The Putnam Light
          and Power Company

     7.   Amending the Charter     3/16/1905    Vol. XIV         P. 528
          of The Pomfret Club

     8.   Extending the Time for   5/1/1907     Vol. XV          P. 117
          the Acceptance of an
          Amendment to the
          Charter of The Putnam
          Light and Power
          Company

     9.   Authorizing The Putnam   4/6/1911     Vol. XVI         P. 104
          Light and Power
          Company to Distribute
          and Sell Electricity
          in the Town of
          Woodstock

     10.  Amending the Charter     4/6/1911     Vol. XVI         P. 116
          of The Putnam Light
          and Power Company

     11.  Amending the Charter     4/24/1917    Vol. XVII        P. 867
          of The Putnam Light
          and Power Company

     12.  Amending the Charter     6/3/1921     Vol. XVIII       P. 877
          of The Putnam Light
          and Power Company


                    21.  The Lyme Electric Power Company

     1.   Incorporating The Lyme   7/5/1907     Vol. XV          P. 331
          Electric Power Company

     2.   Extending the Time for   7/14/1909    Vol. XV          P. 898
          the Organization of
          The Lyme Electric
          Power Company

     3.   Amending the Charter     3/30/1915    Vol. XVII        P. 69
          of The Lyme Electric
          Power Company



                    22. The Danielson and Plainfield Gas and Electric Company (formerly The Nashawaug Electric Power Company)

     1.   Incorporating The        6/28/1893    Vol. XI          P. 882
          Nashawaug Electric
          Power Company

     2.   Authorizing the Merger   3/19/1919    Vol. XVIII       P. 24
          of The People's Light
          and Power Company and
          The Danielson and
          Plainfield Gas and
          Electric Company,
          under the Name of The
          Danielson and
          Plainfield Gas and
          Electric Company

     3.   Extending the Time for   5/1/1923     Vol. XIX         P. 153
          the Acceptance of an
          Amendment to the
          Charters of The
          People's Light and
          Power Company and The
          Danielson and
          Plainfield Gas and
          Electric Company


                    23.  The People's Light and Power Company

     1.   Incorporating The        4/5/1893     Vol. XI          P. 178
          People's Light and
          Power Company

     2.   Amending the Charter     4/23/1903    Vol. XIV         P. 99
          of The People's Light
          and Power Company

     3.   Amending the Charter     3/16/1905    Vol. XIV         P. 529
          of The People's Light
          and Power Company

     4.   Extending the Time for   5/1/1907     Vol. XV          P. 104
          the Acceptance of an
          Amendment to the
          Charter of The
          People's Light and
          Power Company


                    24.  The Gaylordsville Electric Company

     1.   Incorporating The        5/25/1923    Vol. XIX         P. 318
          Gaylordsville Electric
          Company




                    25.  The Uncas Power Company

     1.   Incorporating The        7/18/1905    Vol. XIV         P. 1082
          Uncas Power Company

     2.   Amending the Charter     6/28/1907    Vol. XV          P. 281
          of The Uncas Power
          Company

     3.   Amending the Charter     8/24/1909    Vol. XV          P. 1116
          of The Uncas Power
          Company


                    26.  The Kent Electric Light and Gas Company

     1.   Incorporating The Kent   5/22/1913    Vol. XVI         P. 861
          Electric Light and Gas
          Company


                    27.  The Beacon Falls Electric Company
                         (formerly The Beacon Falls Rubber Shoe Company)

     1.   Incorporating The        3/15/1899    Vol. XIII        P. 37
          Beacon Falls Rubber
          Shoe Company


                    28.  The Waterbury Gas Light Company

     1.   Incorporating "The       Passed       Vol. III         P. 591
          Waterbury Gas Light      1854
          Company"

     2.   Amending the Charter     5/29/1873    Vol. VII         P. 465
          of "The Waterbury Gas
          Light Company"

     3.   Amending the Charter     3/5/1884     Vol. IX          P. 922
          of The Waterbury Gas
          Light Company

     4.   Amending the Charter     3/26/1884    Vol. IX          P. 994
          of The Waterbury Gas
          Light Company

     5.   Amending the Charter     3/12/1895    Vol. XII         P. 17
          of The Waterbury Gas
          Light Company

     6.   Amending the Charter     6/13/1895    Vol. XII         P. 386
          of The Waterbury Gas
          Light Company

     7.   Validating the           3/1/1897     Vol. XII         P. 673
          Amendments to the
          Charter of The
          Waterbury Gas Light
          Company

     8.   Amending the Charter     4/14/1903    Vol. XIV         P. 53
          of The Waterbury Gas
          Light Company

     9.   Amending the Charter     9/19/1911    Vol. XVI         P. 640
          of The Waterbury Gas
          Light Company and
          Authorizing it to
          Increase its Capital
          Stock and to Issue
          Bonds

     10.  Amending the Charter     9/20/1911    Vol. XVI         P. 646
          of The Waterbury Gas
          Light Company

     11.  Amending the Charter     5/20/1915    Vol. XVII        P. 502
          of The Waterbury Gas
          Light Company

     12.  Amending the Charter     4/2/1919     Vol. XVIII       P. 52
          of The Waterbury Gas
          Light Company


     13.  Amending the Charter     4/16/1925    Vol. XIX         P. 685
          of The Waterbury Gas
          Light Company

     14.  Concerning the Charter   6/22/1927    Vol. XX          P. 385
          of The Waterbury Gas
          Light Company

     15.  Amending the Charter     6/12/1929    Vol. XX          P. 933
          of The Waterbury Gas
          Light Company


                    29.  Naugatuck Electric Light Company

     1.   Incorporating the        4/16/1887    Vol. X           P. 650
          Naugatuck Electric
          Light Company

     2.   Validating the Charter   5/25/1893    Vol. XI          P. 560
          of the Naugatuck
          Electric Light Company


     3.   Authorizing the          5/25/1893    Vol. XI          P. 561
          Naugatuck Electric
          Light Company to Issue
          Bonds

     4.   Validating the Charter   3/26/1895    Vol. XII         P. 67
          and Amendments Thereto
          of the Naugatuck
          Electric Light Company




     5.   Authorizing the          3/2/1899     Vol. XIII        P. 17
          Naugatuck Electric
          Light Company to Issue
          Bonds


                    30.  The Watertown Gas Company

     1.   Incorporating The        6/6/1911     Vol. XVI         P. 249
          Watertown Gas Company


                    31.  Winsted Gas Company

     1.   Incorporating the        5/30/1860    Vol. V           P. 348
          Winsted Gas Company

     2.   Increasing the Capital   6/17/1874    Vol. VII         P. 670
          Stock of the Winsted
          Gas Company

     3.   Amending the Charter     4/13/1887    Vol. X           P. 636
          of the Winsted Gas
          Company

     4.   Amending the Charter     5/17/1899    Vol. XIII        P. 255
          of the Winsted Gas
          Company

     5.   Amending the Charter     5/10/1901    Vol. XIII        P. 799
          of The Winsted Gas
          Company

     6.   Amending the Charter     4/9/1919     Vol. XVIII       P. 90
          of the Winsted Gas
          Company





                    32. Central Connecticut Power and Light Company (formerly The East Haddam Electric Light Company)

     1.   Incorporating The East   5/18/1893    Vol. XI          P. 519
          Haddam Electric Light
          Company

     2.   Extending the Time for   7/2/1895     Vol. XII         P. 572
          Organization of The
          East Haddam Electric
          Light Company

     3.   Amending the Charter     2/18/1897    Vol. XII         P. 664
          of The East Haddam
          Electric Light Company

     4.   Amending the Charter     5/20/1915    Vol. XVII        P. 497
          of The East Haddam
          Electric Light Company

     5.   Changing the Name of     3/29/1917    Vol. XVII        P. 863
          The East Haddam
          Electric Light Company
          to Central Connecticut
          Power and Light
          Company

     6.   Amending the Charter     5/17/1921    Vol. XVIII       P. 596
          of the Central
          Connecticut Power and
          Light Company

     7.   Providing for the        6/24/1921    Vol. XVIII       P. 1012
          Rescission of the
          Contract Between the
          State and the Central
          Connecticut Power and
          Light Company

     8.   Amending the Charter     6/15/1925    Vol. XIX         P. 805
          of the Central
          Connecticut Power and
          Light Company


                    33.  The Colchester Electric Light Company

     1.   Incorporating The        5/9/1893     Vol. XI          P. 348
          Colchester Electric
          Light Company

     2.   Reviving the Charter     8/10/1909    Vol. XV          P. 1089
          of The Colchester
          Electric Light Company



                    34.  The Essex Light and Power Company

     1.   Incorporating The        5/17/1899    Vol. XIII        P. 221
          Essex Light and Power
          Company

     2.   Amending the Charter     7/25/1911    Vol. XVI         P. 381
          of The Essex Light and
          Power Company






                    35. The Rockville-Willimantic Lighting Company (formerly The Willimantic and
                         Stafford Street Railway Company)

     1.   Incorporating The        7/18/1905    Vol. XIV         P. 1096
          Willimantic and
          Stafford Street
          Railway Company

     2.   Extending the Time for   5/13/1909    Vol. XV          P. 737
          The Willimantic and
          Stafford Street
          Railway Company to
          Construct its Tracks

     3.   Authorizing the Laying   5/10/1915    Vol. XVII        P. 244
          of Certain Gas Pipes
          Across Land of the
          State in Willimantic

     4.   Authorizing The          6/2/1921     Vol. XVIII       P. 862
          Rockville-Willimantic
          Lighting Company to
          Issue First and
          Refunding Mortgage
          Bonds and Preferred
          Stock

     5.   Defining the             7/22/1925    Vol. XIX         P. 898
          Territorial Limits of
          The Rockville-
          Willimantic Lighting
          Company

     6.   Amending an Act          5/24/1927    Vol. XX          P. 299
          Authorizing The
          Rockville-Willimantic
          Lighting Company to
          Issue First and
          Refunding Mortgage
          Bonds and Preferred
          Stock

     7.   Amending the Charter     5/8/1929     Vol. XX          P. 761
          of The Rockville-
          Willimantic Lighting
          Company

     8.   Extending the            6/18/1929    Vol. XX          P. 1005
          Territorial Limits of
          The Rockville-
          Willimantic Lighting
          Company


                    36.  The Rockville Gas and Electric Company
                         (formerly The Rockville and
                         Ellington Street Railway Company)

     1.   Incorporating The        6/30/1893    Vol. XI          P. 997
          Rockville and
          Ellington Street
          Railway Company







     2.   Amending the Charter     3/31/1897    Vol. XII         P. 820
          of The Rockville and
          Ellington Street
          Railway Company, and
          Changing Its Name to
          The Rockville Gas and
          Electric Company


                    37.  The Rockville Gas and Electric Company
                         (formerly The Rockville Gas Light Company)

     1.   Incorporating The        7/2/1863     Vol. V           P. 554
          Rockville Gas Light
          Company

     2.   Amending Charter of      3/28/1883    Vol. IX          P. 762
          The Rockville Gas
          Light Company

     3.   Amending the Charter     4/12/1893    Vol. XI          P. 231
          of The Rockville Gas
          Light Company


                    38.  The Stafford Springs
                         Electric Light and Gas Company

     1.   Incorporating The        4/27/1887    Vol. X           P. 713
          Stafford Springs
          Electric Light and Gas
          Company

     2.   Extending the Time for   6/5/1889     Vol. X           P. 1219
          Organizing The
          Stafford Springs
          Electric Light and Gas
          Company

     3.   Amending the Charter     7/11/1907    Vol. XV          P. 359
          of The Stafford
          Springs Electric Light
          and Gas Company

                    39.  Willimantic Gas and Electric Light Company


     1.   Incorporating the        6/20/1899    Vol. XIII        P. 550
          Willimantic Gas and
          Electric Light Company

     2.   Amending the Charter     6/4/1901     Vol. XIII        P. 935
          of the Willimantic Gas
          and Electric Light
          Company

     3.   Amending the Charter     4/3/1903     Vol. XIV         P. 49
          of the Willimantic Gas
          and Electric Light
          Company

     4.   Amending the Charter     8/13/1909    Vol. XV          P. 1095
          of the Willimantic Gas
          and Electric Light
          Company

     5.   Amending the Charter     5/9/1911     Vol. XVI         P. 159
          of the Willimantic Gas
          and Electric Light
          Company


                    40.  Willimantic Electric Light Company

     1.   Incorporating the        4/15/1887    Vol. X           P. 643
          Willimantic Electric
          Light Company





                    41.  The Citizens' Gas Light Company of Willimantic

     1.   Incorporating The        6/30/1893    Vol. XI          P. 1093
          Citizens' Gas Light
          Company of Willimantic



     2.   Validating the           3/1/1897     Vol. XII         P. 675
          Acceptance of an
          Amendment to the
          Charter of The
          Citizens' Gas Light
          Company of Willimantic


                    42.  The Monroe Electric Light Company

     1.   Incorporating The        5/27/1921    Vol. XVIII       P. 675
          Monroe Electric Light
          Company


                    43.  The Connecticut Electric Service Company

     1.   Incorporating The        6/15/1925    Vol. XIX         P. 834
          Connecticut Electric
          Service Company

     2.   Amending the Charter     6/20/1927    Vol. XX          P. 377
          of The Connecticut
          Electric Service
          Company

     3.   Amending the Charter     4/30/1929    Vol. XX          P. 838
          of The Connecticut
          Electric Service
          Company


                    44.  The Connecticut Electric Securities Company

     1.   Incorporated on          --           --               --
          2/18/1929 under
          General Laws.


                    45.  The Northern Connecticut Power Company (1926)

                                  (NO SPECIAL ACTS)

               FORMED BY MERGER AND CONSOLIDATION EFFECTIVE ON 4/1/1926




                    46.  The Northern Connecticut Power Company (1905)

     1.   Incorporating The        6/21/1905    Vol. XIV         P. 827
          Northern Connecticut
          Power Company


                    47.  Connecticut River Company

          THE CHARTER RIGHTS OF THE FORMER CONNECTICUT RIVER COMPANY WERE NOT ACQUIRED BY THE CONNECTICUT LIGHT AND POWER COMPANY AND ARE NOT INCLUDED HEREIN, BUT REMAIN WITH THE NORTHERN CONNECTICUT POWER COMPANY.




                    48. The Northern Connecticut Light and Power Company (formerly The Enfield Gas Company, also
                         The Pynchon Land and Construction Company)

     1.   Incorporating The        4/22/1897    Vol. XII         P. 900
          Pynchon Land and
          Construction Company

     2.   Extending the Time for   5/17/1899    Vol. XIII        P. 187
          the Organization of
          The Pynchon Land and
          Construction Company

     3.   Amending the Charter     6/17/1901    Vol. XIII        P. 1223
          of The Pynchon Land
          and Construction
          Company and Extending
          the Time for Its
          Organization

     4.   Extending the Time for   4/14/1903    Vol. XIV         P. 51
          the Organization of
          The Pynchon Land and
          Construction Company




     5.   Amending the Charter     5/5/1905     Vol. XIV         P. 635
          of The Pynchon Land
          and Construction
          Company and Changing
          Its Name to The
          Enfield Gas Company

     6.   Amending the Charter     5/15/1907    Vol. XV          P. 149
          of The Northern
          Connecticut Light and
          Power Company

     7.   Amending the Charter     7/26/1909    Vol. XV          P. 966
          of The Northern
          Connecticut Light and
          Power Company

     8.   Amending the Charter     5/20/1915    Vol. XVII        P. 603
          of The Northern
          Connecticut Light and
          Power Company


                    49.  Windsor Locks Electric Lighting Company

     1.   Incorporating the        3/17/1886    Vol. X           P. 293
          Windsor Locks Electric
          Lighting Company

     2.   Amending the Charter     2/12/1889    Vol. X           P. 779
          of the Windsor Locks
          Electric Lighting
          Company

     3.   Authorizing the          4/19/1893    Vol. XI          P. 267
          Windsor Locks Electric
          Lighting Company to
          Issue Bonds

     4.   Extending the Time for   4/24/1895    Vol. XII         P. 203
          the Issue of Bonds by
          the Windsor Locks
          Electric Lighting
          Company




     5.   Amending the Charter     5/29/1901    Vol. XIII        P. 903
          of the Windsor Locks
          Electric Lighting
          Company


                    50.  Enfield Electric Light and Power Company

     1.   Incorporating the        6/11/1889    Vol. X           P. 1270
          Enfield Electric Light
          and Power Company


                    51.  The Somers Water Company
                         (formerly The Somers Electric Company)

     1.   Incorporating The        6/18/1903    Vol. XIV         P. 467
          Somers Electric
          Company


                    52.  The Village Water Company of Suffield

     1.   Amending the Charter     5/17/1901    Vol. XIII        P. 854
          of The Village Water
          Company of Suffield

     2.   Amending the Charter     5/11/1903    Vol. XIV         P. 183
          of The Village Water
          Company of Suffield


                    53.  The Suffield Electric Light Company

     1.   Incorporating The        5/3/1895     Vol. XII         P. 238
          Suffield Electric
          Light Company

     2.   Authorizing The          5/31/1899    Vol. XIII        P. 128
          Suffield Electric
          Light Company to
          Increase Its Capital
          Stock


                    54.  The Talcott Brothers Company

     1.   Authorizing The          6/3/1925     Vol. XIX         P. 915
          Talcott Brothers
          Company to Maintain
          Transmission Lines For
          the Purchase and Sale
          of Electricity


          (Property pertaining to the electric business only.)

          ON 6/28/1936, SOLD ENTIRE ELECTRIC TRANSMISSION AND DISTRIBUTION SYSTEMS TO THE CONNECTICUT LIGHT AND POWER COMPANY.

                    55.  The Baltic Mills Company
                         (formerly The Baltic Power Company)

     1.   Incorporating The        6/21/1893    Vol. XI          P. 833
          Baltic Power Company

     2.   Amending the Charter     5/23/1895    Vol. XII         P. 319
          of The Baltic Power
          Company





                    56.  The Meriden, Southington
                         and Compounce Tramway Company

     1.   Incorporating The        4/7/1897     Vol. XII         P. 683
          Meriden, Southington
          and Compounce Tramway
          Company

     2.   Amending the Charter     6/16/1899    Vol. XIII        P. 386
          of The Meriden,
          Southington and
          Compounce Tramway
          Company

     3.   Amending the Charter     6/17/1901    Vol. XIII        P. 1217
          of The Meriden,
          Southington and
          Compounce Tramway
          Company

     4.   Amending the Charter     6/22/1903    Vol. XIV         P. 471
          of The Meriden,
          Southington and
          Compounce Tramway
          Company

     5.   Amending the Charter     7/18/1905    Vol. XIV         P. 1088
          of The Meriden,
          Southington and
          Compounce Tramway
          Company and Extending
          the Time Within Which
          Said Company May
          Construct Its Tracks


                    57. The Waterbury and Pomperaug Valley Railway Company (formerly The Woodbury and
                         Seymour Street Railway Company)

     1.   Incorporating The        5/13/1903    Vol. XIV         P. 187
          Woodbury and Seymour
          Street Railway Company


                    58.  The Woodbury and Waterbury Street Railway Company

     1.   Incorporating The        6/11/1903    Vol. XIV         P. 315
          Woodbury and Waterbury
          Street Railway Company




                    59.  The Litchfield Electric Light and Power Company

     1.   Incorporating The        3/24/1897    Vol. XII         P. 799
          Litchfield Electric
          Light and Power
          Company

     2.   Extending the Time for   3/7/1901     Vol. XIII        P. 596
          Filing the Certificate
          of Organization of The
          Litchfield Electric
          Light and Power
          Company

     3.   Amending the Charter     4/3/1903     Vol. XIV         P. 51
          of The Litchfield
          Electric Light and
          Power Company

     4.   Amending the Charter     4/19/1905    Vol. XIV         P. 622
          of The Litchfield
          Electric Light and
          Power Company

     5.   Extending the Time for   5/25/1905    Vol. XIV         P. 700
          the Acceptance of the
          Amendment to the
          Charter of The
          Litchfield Electric
          Light and Power
          Company

     6.   Amending the Charter     5/3/1921     Vol. XVIII       P. 525
          of The Litchfield
          Electric Light and
          Power Company

     7.   Extending the Time       4/5/1923     Vol. XIX         P. 80
          Within Which The
          Litchfield Electric
          Light and Power
          Company May Accept an
          Amendment to Its
          Charter, and
          Validating Acts of
          Said Corporation

     8.   Amending the Charter     4/9/1925     Vol. XIX         P. 678
          of The Litchfield
          Electric Light and
          Power Company

     9.   Amending the Charter     6/22/1927    Vol. XX          P. 422
          of The Litchfield
          Electric Light and
          Power Company

     10.  Authorizing The          5/12/1937    Vol. XXII        P. 685
          Litchfield Electric
          Light and Power
          Company to Exercise
          Its Corporate Rights
          in a Portion of the
          Town of Harwinton




     11.  Validating Certain       4/12/1939    Vol. XXIII       P. 86
          Mergers or
          Consolidations of or
          Between The Litchfield
          Electric Light and
          Power Company and The
          Washington Electric
          Light and Power
          Company and The
          Litchfield Electric
          Light and Power
          Company and The
          Ridgefield Electric
          Light and Power
          Company

     12.  Amending the Charter     4/12/1939    Vol. XXIII       P. 95
          of The Litchfield
          Electric Light & Power
          Company, Regarding The
          Issuance of Mortgage
          Bonds





     13.  Extending the Time       6/16/1939    Vol. XXIII       P. 608
          Within Which the
          Litchfield Electric
          Light & Power Company
          May Accept an
          Amendment to Its
          Charter

     14.  Amending the Charter     5/9/1945     Vol. XXIV        P. 552
          of The Litchfield
          Electric Light and
          Power Company



                    60.  The Washington Electric Light and Power Company

     1.   Incorporating The        6/13/1907    Vol. XV          P. 237
          Washington Electric
          Light and Power
          Company


                    61.  The Ridgefield Electric Company

     1.   Incorporating The        4/24/1901    Vol. XIII        P. 732
          Ridgefield Electric
          Company

     2.   Amending the Charter     5/14/1907    Vol. XV          P. 153
          of The Ridgefield
          Electric Company


                    62.  The Clinton Electric Light and Power Company

     1.   Incorporating The        5/14/1901    Vol. XIII        P. 821
          Clinton Electric Light
          and Power Company

     2.   Amending the Charter     5/16/1917    Vol. XVII        P. 1053
          of The Clinton
          Electric Light and
          Power Company

     3.   Amending the Charter     4/15/1919    Vol. XVIII       P. 110
          of The Clinton
          Electric Light and
          Power Company

     4.   Amending the Charter     6/22/1927    Vol. XX          P. 445
          of The Clinton
          Electric Light and
          Power Company

     5.   Amending the Charter     5/8/1953     Vol. XXVI        P. 864
          of The Clinton
          Electric Light and
          Power Company


                    63.  The Housatonic Public Service Company
                         (formerly The Derby Gas and
                         Electric Corporation of Connecticut)

     1.   Incorporating The        6/21/1935    Vol. XXII        P. 351
          Derby Gas and Electric
          Corporation of
          Connecticut




     2.   Amending the Charter     6/16/1937    Vol. XXII        P. 892
          of The Derby Gas and
          Electric Corporation
          of Connecticut and
          Changing Its Name to
          Derby Gas & Electric
          Company

     3.   Amending the Charter     6/20/1939    Vol. XXIII       P. 589
          of The Derby Gas and
          Electric Company of
          Connecticut

     4.   Amending the Charter     4/30/1953    Vol. XXVI        P. 859
          of The Derby Gas and
          Electric Corporation
          of Connecticut and
          Changing Its Name to
          The Housatonic Public
          Service Company


     5.   Amending the Charter     6/29/1955    Vol. XXVII       P. 327
          of The Housatonic
          Public Service Company

     6.   Amending the Charter     4/12/1957    Vol. XXVIII      P. 125
          of The Housatonic
          Public Service Company

     7.   Amending the Charter     4/25/1958    Vol. XXIX        P. 32
          of The Housatonic
          Public Service Company


                    64.  The Derby Gas and Electric Company
                         (formerly Derby Gas Company, also
                         The Birmingham Gas Light Company)

     1.   Incorporating the        5/20/1859    Vol. V           P. 223
          Birmingham Gas Light
          Company

     2.   Amending the Charter     7/1/1869     Vol. VI          P. 668
          of the Birmingham Gas
          Light Company

     3.   Amending the Charter     6/14/1871    Vol. VII         P. 14
          of Birmingham Gas
          Light Company

     4.   Amending the Charter     3/16/1881    Vol. IX          P. 49
          of the Derby Gas
          Company

     5.   Amending the Charter     2/19/1886    Vol. X           P. 214
          of the Derby Gas
          Company

     6.   Amending the Charter     3/7/1889     Vol. X           P. 818
          of the Derby Gas
          Company

     7.   Amending the Charter     5/18/1893    Vol. XI          P. 533
          of the Derby Gas
          Company

     8.   Amending the Charter     3/23/1897    Vol. XII         P. 778
          of The Derby Gas
          Company

     9.   Amending the Charter     4/2/1901     Vol. XIII        P. 652
          of the Derby Gas
          Company

     10.  Amending the Charter     3/29/1905    Vol. XIV         P. 545
          of The Derby Gas
          Company

     11.  Authorizing The Derby    6/6/1913     Vol. XVI         P. 988
          Gas Company to
          Increase Its Capital
          Stock
     12.  Amending the Charter     4/21/1915    Vol. XVII        P. 181
          of The Derby Gas
          Company

     13.  Changing the Name of     3/9/1921     Vol. XVIII       P. 349
          The Derby Gas Company
          to The Derby Gas and
          Electric Company and
          Authorizing Said
          Company to Increase
          Its Capital Stock

     14.  Amending the Charter     5/21/1925    Vol. XIX         P. 768
          of The Derby Gas and
          Electric Company

     15.  Amending the Charter     7/22/1945    Vol. XXIV        P. 635
          of The Derby Gas and
          Electric Company and
          Authorizing It to
          Increase Its Capital
          Stock

     16.  Amending the Charter     5/24/1949    Vol. XXV         P. 876
          of The Derby Gas and
          Electric Company


                    65.  The Wallingford Gas Light Company

     1.   Incorporating The        4/14/1881    Vol. IX          P. 246
          Wallingford Gas Light
          Company

     2.   Amending the Charter     3/14/1883    Vol. IX          P. 725
          of The Wallingford
          Gas-Light Company

     3.   Validating Amendments    5/16/1889    Vol. X           P. 1125
          to the Charter of the
          Wallingford Gas Light
          Company

     4.   Amending the Charter     5/4/1903     Vol. XIV         P. 134
          of The Wallingford Gas
          Light Company

     5.   Amending the Charter     7/31/1907    Vol. XV          P. 576
          of The Wallingford Gas
          Light Company

     6.   Authorizing The          4/20/1921    Vol. XVIII       P. 468
          Wallingford Gas Light
          Company to Issue
          Mortgage Bonds

     7.   Amending the Charter     4/26/1923    Vol. XIX         P. 150
          of The Wallingford Gas
          Light Company


     8.   Amending the Charter     5/24/1949    Vol. XXV         P. 877
          of The Wallingford Gas
          Light Company


                    66. The Danbury and Bethel Gas and Electric Light Company (formerly the Danbury Gas Light Company)
     1.   Incorporating the        Passed       Vol. III         P. 566
          Danbury Gas Light        1854
          Company

     2.   Amending The Charter     4/13/1887    Vol. X           P. 642
          of The Danbury Gas
          Light Company and
          Changing Its Name to
          The Danbury and Bethel
          Gas and Electric Light
          Company

     3.   Authorizing The          6/27/1907    Vol. XV          P. 280
          Danbury and Bethel Gas
          and Electric Light
          Company to Increase
          Its Capital Stock and
          to Issue Bonds

     4.   Amending the Charter     6/21/1911    Vol. XVI         P. 276
          of The Danbury and
          Bethel Gas and
          Electric Light Company

     5.   Amending the Charter     5/26/1913    Vol. XVI         P. 881
          of The Danbury and
          Bethel Gas and
          Electric Light Company

     6.   Authorizing The          5/16/1917    Vol. XVII        P. 1096
          Danbury and Bethel Gas
          and Electric Light
          Company to Increase
          Its Capital Stock and
          to Issue Bonds

     7.   Authorizing The          6/12/1929    Vol. XX          P. 964
          Danbury and Bethel Gas
          and Electric Light
          Company to Increase
          Its Capital Stock to
          Issue Bonds

     8.   Reimbursing The          4/2/1941     Vol. XXIII       P. 731
          Danbury and Bethel Gas
          and Electric Light
          Company for Money Paid
          to the State in Error






     9.   Authorizing The          6/10/1941    Vol. XXIII       P. 1143
          Danbury and Bethel Gas
          and Electric Light
          Company to Purchase
          the Franchises of The
          Litchfield Electric
          Light and Power
          Company

     10.  Amending The Charter     6/24/1941    Vol. XXIII       P. 1287
          of the Danbury and
          Bethel Gas and
          Electric Light Company

     11.  Extending the Time for   3/15/1943    Vol. XXIV        P. 24
          Filing Certificates of
          Acceptance of Charter
          Amendments by Certain
          Corporations



     12.  Amending The Charter     7/22/1945    Vol. XXIV        P. 634
          of the Danbury and
          Bethel Gas and
          Electric Light Company

     13.  Authorizing The          6/30/1947    Vol. XXV         P. 381
          Danbury and Bethel Gas
          and Electric Light
          Company to Increase
          Its Capital Stock


                    67. The Danbury Power and Transportation Company (formerly The Danbury and Bethel Traction Company)

     1.   Incorporating The        5/13/1919    Vol. XVIII       P. 305
          Danbury and Bethel
          Traction Company

     2.   Extending the Time for   4/20/1921    Vol. XVIII       P. 446
          The Organization of
          The Danbury and Bethel
          Traction Company

     3.   Extending the Time for   4/3/1923     Vol. XIX         P. 63
          The Organization of
          The Danbury and Bethel
          Traction Company


                    68. Danbury and Bethel Street Railway Company (formerly Danbury and
                         Bethel Horse Railway Company)

     1.   Incorporating the        3/31/1885    Vol. X           P. 81
          Danbury and Bethel
          Horse Railway Company


     2.   Amending the Charter     3/11/1886    Vol. X           P. 275
          of the Danbury and
          Bethel Horse Railway
          Company

     3.   Legalizing Bonds         3/8/1887     Vol. X           P. 452
          Issued by the Danbury
          and Bethel Horse
          Railway Company

     4.   Amending the Charter     5/4/1887     Vol. X           P. 718
          of the Danbury and
          Bethel Horse Railway
          Company

     5.   Amending the Charter     6/5/1889     Vol. X           P. 1219
          of the Danbury and
          Bethel Horse Railway
          Company

     6.   Amending the Charter     6/21/1893    Vol. XI          P. 830
          of the Danbury and
          Bethel Horse Railway
          Company

     7.   Amending the Charter     5/3/1895     Vol. XII         P. 236
          of the Danbury and
          Bethel Horse Railway
          Company

     8.   Amending the Charter     4/30/1901    Vol. XII         P. 748
          of the Danbury and
          Bethel Street Railway
          Company

     9.   Amending the Charter     6/18/1903    Vol. XIV         P. 433
          of the Danbury and
          Bethel Street Railway
          Company

     10.  Extending the Time for   3/29/1905    Vol. XIV         P. 551
          the Acceptance by the
          Danbury and Bethel
          Street Railway Company
          of the Amendment to
          Its Charter

     11.  Amending the Charter     7/8/1909     Vol. XV          P. 880
          of the Danbury and
          Bethel Street Railway
          Company

     12.  Extending the Time for   9/19/1911    Vol. XVI         P. 644
          Constructing Lines of
          the Danbury and Bethel
          Street Railway Company





     13.  Amending the Charter     4/30/1913    Vol. XVI         P. 777
          of the Danbury and
          Bethel Street Railway
          Company

     14.  Extending the Time       5/10/1915    Vol. XVII        P. 250
          Within Which The
          Danbury and Bethel
          Street Railway Company
          May Construct Its
          Lines

     15.  Amending the Charter     5/16/1917    Vol. XVII        P. 1031
          of the Danbury and
          Bethel Street Railway
          Company

     16.  Amending the Charter     5/21/1919    Vol. XVIII       P. 221
          of the Danbury and
          Bethel Street Railway
          Company, Relating to
          Fares

     17.  Amending the Charter     4/20/1921    Vol. XVIII       P. 441
          of the Danbury and
          Bethel Street Railway
          Company

                    69.  The Bridgeport and
                         Danbury Electric Railway Company

     1.   Incorporating The         6/25/1907   Vol. XV          P. 184
          Bridgeport and Danbury
          Electric Railway
          Company

     2.   Amending the Charter     8/31/1911    Vol. XVI         P. 595
          of The Bridgeport and
          Danbury Electric
          Railway Company and
          Extending the Time for
          Constructing Its
          Tracks

     3.   Reviving and Extending   6/6/1913     Vol. XVI         P. 1150
          the Rights of The
          Bridgeport and Danbury
          Electric Railway
          Company
                    70.  The Fletcher Electric Light Company, Inc.

     1.   Incorporating The          5/8/1986   1986 Conn. Acts 27 (Reg. Sess.)
          Fletcher Electric Light
          Company







               C -  THE HARTFORD ELECTRIC LIGHT COMPANY

     1.   Incorporating The        4/12/1881    Vol. IX          P. 212
          Hartford Electric
          Light Company

     2.   Amending the Charter     4/24/1883    Vol. IX          P. 820
          of The Hartford
          Electric Light Company

     3.   Amending the Charter     5/4/1893     Vol. XI          P. 332
          of The Hartford
          Electric Light Company

     4.   Authorizing The          3/3/1897     Vol. XII         P. 691
          Hartford Electric
          Light Company to
          Purchase or Lease the
          Franchises and
          Property of The
          Hartford Light and
          Power Company, and
          Amending the Charter
          of The Hartford Light
          and Power Company

     5.   Amending the Charter     3/10/1897    Vol. XII         P. 697
          of The Hartford
          Electric Light Company

     6.   Amending the Charter     4/19/1899    Vol. XIII        P. 157
          of The Hartford
          Electric Light Company

     7.   Amending the Charter     5/11/1905    Vol. XIV         P. 644
          of The Hartford
          Electric Light Company

     8.   Amending the Charter     6/15/1905    Vol. XIV         P. 763
          of The Hartford
          Electric Light Company

     9.   Amending the Charter     7/25/1907    Vol. XV          P. 422
          of The Hartford
          Electric Light Company

     10.  Amending the Charter     4/6/1911     Vol. XVI         P. 116
          of The Hartford
          Electric Light Company

     11.  Amending the Charter     3/8/1917     Vol. XVII        P. 733
          of The Hartford
          Electric Light Company

     12.  Amending the Charter     3/21/1917    Vol. XVII        P. 753
          of The Hartford
          Electric Light Company

     13.  Amending the Charter     4/10/1917    Vol. XVII        P. 936
          of The Hartford
          Electric Light Company
     14.  Amending the Charter     4/20/1921    Vol. XVIII       P. 473
          of The Hartford
          Electric Light Company

     15.  Amending the Charter     5/24/1923    Vol. XIX         P. 248
          of The Hartford
          Electric Light Company

     16.  Amending the Charter     6/3/1927     Vol. XX          P. 299
          of The Hartford
          Electric Light Company

     17.  Amending the Charter     6/18/1929    Vol. XX          P. 1024
          of The Hartford
          Electric Light Company

     18.  Amending the Charter     5/10/1943    Vol. XXIV        P. 196
          of The Hartford
          Electric Light Company
          Concerning the
          Purchase of Property

     19.  Amending the Charter     5/10/1943    Vol. XXIV        P. 196
          of The Hartford
          Electric Light Company
          Concerning Merger or
          Consolidation

     20.  Amending the Charter     5/10/1943    Vol. XXIV        P. 197
          of The Hartford
          Electric Light Company
          Concerning the Sale or
          Purchase of Power

     21.  Amending the Charter     5/28/1947    Vol. XXV         P. 202
          of The Hartford
          Electric Light Company

     22.  Amending the Charter     5/28/1947    Vol. XXV         P. 207
          of The Hartford
          Electric Light Company

     23.  Removing the             7/12/1949    Vol. XXV         P. 1062
          Limitation on Capital
          Stock of The Hartford
          Electric Light Company

     24.  Concerning Offering of   7/12/1949    Vol. XXV         P. 1062
          Stock of The Hartford
          Electric Light Company
          to Stockholders

     25.  Amending the Charter     5/28/1953    Vol. XXVI        P. 991
          of The Hartford
          Electric Light Company

     26.  Amending the Charter     4/22/1959    Vol. XXIX        P. 64
          of The Hartford
          Electric Light Company


                   D -  PREDECESSORS OF THE HARTFORD
                    ELECTRIC LIGHT COMPANY

                    1.   The East Hartland Improvement Company

     1.   Incorporated on          --           --               --
          8/7/1928 under General
          Laws

     2.   Authorizing The East     4/18/1929    Vol. XX          P. 660
          Hartland Improvement
          Company to Purchase
          and Distribute
          Electricity

     3.   Amending the Charter     4/9/1937     Vol. XXII        P. 596
          of The East Hartland
          Improvement Company





                    2.   The Hartford Light and Power Company

     1.   Incorporating The        4/25/1887    Vol. X           P. 701
          Hartford Light and
          Power Company

     2.   Authorizing The          4/22/1897    Vol. XII         P. 904
          Hartford Light and
          Power Company to Take
          Up Its Outstanding
          Bonds


                    3.   The Simsbury Electric Company

     1.   Incorporating The        5/24/1899    Vol. XIII        P. 74
          Simsbury Electric
          Company

     2.   Amending the Charter     4/6/1911     Vol. XVI         P. 101
          of The Simsbury
          Electric Company

     3.   Amending the Charter     4/9/1925     Vol. XIX         P. 666
          of The Simsbury
          Electric Company

     4.   Amending the Charter     5/25/1931    Vol. XXI         P. 514
          of The Simsbury
          Electric Company

     5.   Amending the Charter     6/29/1939    Vol. XXIII       P. 643
          of The Simsbury
          Electric Company




               E -  THE CONNECTICUT POWER COMPANY,
                    FORMERLY THE MARINE POWER COMPANY

     1.   Incorporating the        5/23/1899    Vol. XIII        P. 266
          Marine Power Company

     2.   Extending the Time of    3/28/1901    Vol. XIII        P. 641
          the Charter of the
          Marine Power Company

     3.   Extending the Time for   6/17/1901    Vol. XIII        P. 1188
          Organizing the Marine
          Power Company


     4.   Extending the Time for   5/4/1903     Vol. XIV         P. 136
          Organizing the Marine
          Power Company

     5.   Amending the Charter     9/5/1911     Vol. XVI         P. 597
          of The Connecticut
          Power Company

     6.   Amending the Charter     6/3/1927     Vol. XX          P. 331
          of The Connecticut
          Power Company

     7.   Amending the Charter     7/26/1949    Vol. XXV         P. 1139
          of The Connecticut
          Power Company to
          Remove Requirement
          That Capital Stock be
          Offered to
          Stockholders

     8.   Amending the Charter     7/26/1949    Vol. XXV         P. 1139
          of The Connecticut
          Power Company to
          Remove the Limitation
          on Issuance of Capital
          Stock

     9.   Amending the Charter     5/28/1953    Vol. XXVI        P. 1008
          of The Connecticut
          Power Company



               F -  PREDECESSORS OF THE CONNECTICUT
                    POWER COMPANY

                    1.   The Berkshire Power Company

     1.   Incorporated on          --           --               --
          12/9/1904 under
          General Laws





     2.   Authorizing The          6/22/1905    Vol. XIV         P. 865
          Berkshire Power
          Company to Erect a Dam
          and Take Land Flooded
          Thereby


                    2.   The Bolton Electric Company

     1.   Incorporating The        4/23/1925    Vol. XIX         P. 688
          Bolton Electric
          Company


                    3.   The Eastern Connecticut Electric Power Company

     1.   Incorporating The        6/5/1903     Vol. XIV         P. 297
          Eastern Connecticut
          Electric Power Company

     2.   Amending the Charter     7/13/1905    Vol. XIV         1047
          of The Eastern
          Connecticut Electric
          Power Company


                    4.   The Manchester Electric Company

     1.   Incorporating The        6/14/1893    Vol. XI          P. 752
          South Manchester
          Light, Power, and
          Tramway Company

     2.   Amending the Charter     4/26/1917    Vol. XVII        P. 944
          of The South
          Manchester Light,
          Power and Tramway
          Company

     3.   Amending the Charter     5/3/1921     Vol. XVIII       P. 524
          of The Manchester
          Electric Company


     4.   Authorizing The          4/19/1923    Vol. XIX         P. 132
          Manchester Electric
          Company to Increase
          Its Capital Stock and
          to Issue Bonds

     5.   Authorizing The          6/12/1929    Vol. XX          P. 935
          Manchester Electric
          Company to Increase
          Its Capital Stock


                    5.   The Manchester Light and Power Company

     1.   Incorporating The        3/10/1893    Vol. XI          P. 44
          Manchester Light and
          Power Company
                    6.   The Middletown Electric Light Company

     1.   Incorporating The        4/19/1887    Vol. X           P. 666
          Middletown Electric
          Light Company

     2.   Amending the Charter     4/21/1909    Vol. XV          P. 685
          of The Middletown
          Electric Light Company

     3.   Amending the Charter     4/25/1911    Vol. XVI         P. 145
          of The Middletown
          Electric Light Company


                    7.   The New Hartford Electric Company

     1.   Incorporating The New    6/17/1901    Vol. XIII        P. 1228
          Hartford Electric
          Company

     2.   Amending the Charter     6/7/1927     Vol. XX          P. 303
          of The New Hartford
          Electric Company

     3.   Validating the Filing    6/18/1929    Vol. XX          P. 1020
          of Acceptance of an
          Act Amending the
          Charter of The New
          Hartford Electric
          Company

     4.   Authorizing The New      6/18/1929    Vol. XX          P. 1021
          Hartford Electric
          Company to Increase
          Its Capital Stock


                    8.   New London Gas and Electric Company

     1.   Incorporating the New    3/10/1897    Vol. XII         P. 702
          London Gas and
          Electric Company

     2.   Amending the Charter     3/10/1897    Vol. XII         P. 705
          of the New London Gas
          and Electric Company

     3.   Authorizing the New      3/2/1899     Vol. XIII        P. 12
          London Gas and
          Electric Company to
          Issue Additional Bonds


     4.   Amending the Charter     6/11/1901    Vol. XIII        P. 1029
          of the New London Gas
          and Electric Company

     5.   Amending the Charter     5/12/1903    Vol. XIV         P. 204
          of the New London Gas
          and Electric Company
     6.   Amending the Charter     4/11/1911    Vol. XVI         P. 119
          of the New London Gas
          and Electric Company


                    9.   The New London Gas Light Company

     1.   Incorporating The New    Passed       Vol. III         P. 578
          London Gas Light         1853
          Company


                    10.  The Norfolk Electric Light Company

     1.   Incorporating The        3/10/1897    Vol. XII         P. 660
          Norfolk Electric Light
          Company


                    11.  Oneco Manufacturing Company

     1.   Incorporating the        5/9/1893     Vol. XI          P. 436
          Oneco Manufacturing
          Company


                    12.  The Sharon Electric Light Company

     1.   Incorporating The        5/29/1889    Vol. X           P. 1174
          Sharon Electric Light
          Company

     2.   Amending the Charter     5/18/1893    Vol. XI          P. 516
          of The Sharon Electric
          Light Company

     3.   Amending the Charter     5/13/1897    Vol. XII         P. 1026
          of The Sharon Electric
          Light Company

     4.   Amending the Charter     6/22/1905    Vol. XIV         P. 863
          of The Sharon Electric
          Light Company

     5.   Amending the Charter     6/2/1913     Vol. XVI         P. 907
          of The Sharon Electric
          Light Company


                    13.  Stamford Electric Lighting Company

     1.   Incorporating Stamford   4/8/1881     Vol. IX          P. 199
          Electric Lighting
          Company


                    14.  The Stamford Gas and Electric Company

     1.   Incorporating The        6/14/1893    Vol. XI          P. 717
          Stamford Gas and
          Electric Company
     2.   Authorizing The          4/23/1897    Vol. XII         P. 922
          Stamford Gas and
          Electric Company to
          Issue Additional Bonds

     3.   Amending the Charter     6/6/1913     Vol. XVI         P. 1120
          of The Stamford Gas
          and Electric Company



     4.   Amending the Charter     3/19/1915    Vol. XVII        P. 38
          of The Stamford Gas
          and Electric Company

     5.   Amending a Resolution    4/2/1919     Vol. XVIII       P. 70
          Incorporating The
          Stamford Gas and
          Electric Company



     6.   Authorizing The          6/3/1927     Vol. XX          P. 297
          Stamford Gas and
          Electric Company to
          Increase Its Capital
          Stock

     7.   Amending the Charter     4/23/1929    Vol. XX          P. 860
          of The Stamford Gas
          and Electric Company


                    15.  The Stamford Gas Light Company

     1.   Incorporating The        Passed       Vol. III         P. 586
          Stamford Gas Light       1854
          Company

     2.   Amending the Charter     6/12/1860    Vol. V           P. 364
          of The Stamford Gas-
          Light Company

     3.   Amending the Charter     6/22/1865    Vol. V           P. 684
          of The Stamford Gas
          Light Company

     4.   Authorizing The          5/27/1869    Vol. VI          P. 575
          Stamford Gas Light
          Company to Increase
          Its Capital Stock

     5.   To Increase the Number   3/24/1880    Vol. VIII        P. 398
          of Directors of The
          Stamford Gas Company

     6.   Authorizing The          3/8/1881     Vol. IX          P. 31
          Stamford Gas Light
          Company to Accept
          Amendment to Its
          Charter
     7.   Amending the Charter     4/2/1889     Vol. X           P. 918
          of The Stamford Gas-
          Light Company


                    16.  The Thomaston Electric Light Company

     1.   Incorporating The        4/10/1889    Vol. X           P. 947
          Thomaston Electric
          Light Company


                    17.  The Torrington Electric Light Company

     1.   Incorporating The        4/13/1887    Vol. X           P. 625
          Torrington Electric
          Light Company

     2.   Amending the Charter     3/2/1899     Vol. XIII        P. 13
          of The Torrington
          Electric Light Company

     3.   Amending the Charter     6/22/1905    Vol. XIV         P. 856
          of The Torrington
          Electric Light Company

     4.   Authorizing The          5/1/1907     Vol. XV          P. 111
          Torrington Electric
          Light Company to
          Increase Its Capital
          Stock

     5.   Amending the Charter     4/9/1915     Vol. XVII        P. 131
          of The Torrington
          Electric Light Company

     6.   Amending the Charter     6/3/1921     Vol. XVIII       P. 888
          of The Torrington
          Electric Light Company

     7.   Amending the Charter     3/9/1923     Vol. XIX         P. 28
          of The Torrington
          Electric Light Company

     8.   Authorizing The          4/2/1925     Vol. XIX         P. 632
          Torrington Electric
          Light Company to
          Increase Its Capital
          Stock

     9.   Amending the Charter     6/9/1933     Vol. XXI         P. 1145
          of The Torrington
          Electric Light Company


                    18.  The Union Electric Light and Power Company

     1.   Incorporating The        5/10/1901    Vol. XIII        P. 794
          Union Electric Light
          and Power Company

     2.   Amending the Charter     3/27/1907    Vol. XV          P. 50
          of The Union Electric
          Light and Power
          Company

     3.   Amending the Charter     5/7/1907     Vol. XV          P. 131
          of The Union Electric
          Light and Power
          Company

     4.   Amending the Charter     5/20/1909    Vol. XV          P. 762
          of The Union Electric
          Light and Power
          Company

     5.   Amending the Charter     6/6/1913     Vol. XVI         P. 999
          of The Union Electric
          Light and Power
          Company

     6.   Amending the Charter     3/9/1923     Vol. XIX         P. 28
          of The Union Electric
          Light and Power
          Company

     7.   Authorizing The Union    6/7/1927     Vol. XX          P. 308
          Electric Light and
          Power Company to
          Increase Its Capital
          Stock and Amending Its
          Charter



     8.   Validating the Filing    6/12/1929    Vol. XX          P. 936
          of Acceptance of an
          Act Amending the
          Charter of The Union
          Electric Light and
          Power Company



          G -  CONNECTICUT RAILWAY AND LIGHTING
               COMPANY, FORMERLY THE GAS SUPPLY COMPANY

     1.   Incorporating The Gas    7/2/1895     Vol. XII         P. 586
          Supply Company

     2.   Amending the Charter     3/2/1899     Vol. XIII        P. 17
          of The Gas Supply
          Company

     3.   Amending the Charter     4/30/1901    Vol. XIII        P. 752
          of the Connecticut
          Railway and Lighting
          Company




     4.   Amending the Charter     3/18/1903    Vol. XIV         P. 13
          of the Connecticut
          Railway and Lighting
          Company

     5.   Amending the Charter     4/23/1903    Vol. XIV         P. 103
          of the Connecticut
          Railway and Lighting
          Company

     6.   Amending the Charter     4/29/1903    Vol. XIV         P. 120
          of the Connecticut
          Railway and Lighting
          Company

     7.   Amending the Charter     5/4/1903     Vol. XIV         P. 135
          of the Connecticut
          Railway and Lighting
          Company



     8.   Confirming the Right     5/15/1903    Vol. XIV         P. 178
          of the Connecticut
          Railway and Lighting
          Company to Construct
          Its Railway Along
          North Main Street in
          Ansonia

     9.   Amending the Charter     3/16/1905    Vol. XIV         P. 530
          of the Connecticut
          Railway and Lighting
          Company

     10.  Amending the Charter     3/16/1905    Vol. XIV         P. 530
          of the Connecticut
          Railway and Lighting
          Company

     11.  Amending the Charter     5/2/1905     Vol. XIV         P. 624
          of the Connecticut
          Railway and Lighting
          Company

     12.  Amending the Charter     5/25/1905    Vol. XIV         P. 703
          of the Connecticut
          Railway and Lighting
          Company

     13.  Amending the Charter     7/31/1907    Vol. XV          P. 571
          of the Connecticut
          Railway and Lighting
          Company

     14.  Amending the Charter     8/10/1909    Vol. XV          P. 1073
          of the Connecticut
          Railway and Lighting
          Company


     15.  Amending the Charter     8/10/1909    Vol. XV          P. 1073
          of the Connecticut
          Railway and Lighting
          Company

     16.  Amending the Charter     8/13/1909    Vol. XV          P. 1081
          of the Connecticut
          Railway and Lighting
          Company

     17.  Extending the Time       8/13/1909    Vol. XV          P. 1082
          Within Which the
          Connecticut Railway
          and Lighting Company
          May Construct Its Line
          in Bridgeport and
          Stratford

     18.  Amending the Charter     8/29/1911    Vol. XVI         P. 496
          of the Connecticut
          Railway and Lighting
          Company

     19.  Amending the Charter     6/5/1913     Vol. XVI         P. 1224
          of the Connecticut
          Railway and Lighting
          Company

     20.  Amending the Charter     5/14/1915    Vol. XVII        P. 283
          of the Connecticut
          Railway and Lighting
          Company



     21.  Amending the Charter     5/17/1917    Vol. XVII        P. 1056
          of the Connecticut
          Railway and Lighting
          Company

     22.  Amending the Charter     5/16/1917    Vol. XVII        P. 1093
          of the Connecticut
          Railway and Lighting
          Company

     23.  Amending the Charter     5/1/1919     Vol. XVIII       P. 137
          of the Connecticut
          Railway and Lighting
          Company




     24.  Amending the Charter     5/5/1927     Vol. XX          P. 390
          of the Connecticut
          Railway and Lighting
          Company




               H -  PREDECESSORS OF CONNECTICUT
                    RAILWAY AND LIGHTING COMPANY

                    1.   The Norwalk and South Norwalk Electric Light
                         Company

     1.   Incorporating The        4/20/1887    Vol. X           P. 682
          Norwalk and South
          Norwalk Electric Light
          Company


                    2.   The Norwalk Gas Light Company

     1.   Incorporating The        Passed       Vol. III         P. 580
          Norwalk Gas Light        1856
          Company

     2.   Amending the Charter     5/30/1866    Vol. VI          P. 11
          of The Norwalk Gas
          Light Company

     3.   Amending the Charter     4/7/1887     Vol. X           P. 613
          of The Norwalk Gas
          Light Company


                    3.   The Greenwich Gas and Electric Lighting Company

     1.   Incorporating The        3/13/1885    Vol. X           P. 34
          Greenwich Gas and
          Electric Lighting
          Company

     2.   Validating the           4/20/1887    Vol. X           P. 695
          Organization of The
          Greenwich Gas and
          Electric Lighting
          Company

     3.   Amending the Charter     5/23/1889    Vol. X           P. 1117
          of The Greenwich Gas
          and Electric Lighting
          Company

     4.   Amending the Charter     5/31/1893    Vol. XI          P. 604
          of The Greenwich Gas
          and Electric Lighting
          Company


     5.   Authorizing The          4/24/1895    Vol. XII         P. 201
          Greenwich Gas and
          Electric Lighting
          Company to Maintain a
          Wharf and Construct
          Sea-walls




                    4.   Naugatuck Electric Light Company

     1.   Incorporating the        4/16/1887    Vol. X           P. 650
          Naugatuck Electric
          Light Company


     2.   Validating the Charter   5/25/1893    Vol. XI          P. 560
          of the Naugatuck
          Electric Light Company

     3.   Authorizing the          5/25/1893    Vol. XI          P. 561
          Naugatuck Electric
          Light Company to Issue
          Bonds

     4.   Validating the Charter   3/26/1895    Vol. XII         P. 67
          and Amendments Thereto
          of the Naugatuck
          Electric Light Company

     5.   Authorizing the          3/2/1899     Vol. XIII        P. 17
          Naugatuck Electric
          Light Company to Issue
          Bonds


                    5.   Central Railway and Electric Company
                         (formerly The New Britain Tramway Company)

     1.   Incorporating The New    2/24/1886    Vol. X           P. 233
          Britain Tramway
          Company

     2.   Amending the Charter     5/4/1887     Vol. X           P. 721
          of The New Britain
          Tramway Company

     3.   Amending the Charter     5/18/1887    Vol. X           P. 745
          of The New Britain
          Tramway Company

     4.   Amending the Charter     6/15/1893    Vol. XI          P. 774
          of The New Britain
          Tramway Company


     5.   Amending the Charter     6/28/1893    Vol. XI          P. 893
          of the Central Railway
          and Electric Company

     6.   Amending the Charter     3/1/1897     Vol. XII         P. 683
          of the Central Railway
          and Electric Company


                    6.   New Britain Electric Light Company
                         (formerly The New Britain Schuyler
                         Electric Light Company)


     1.   Incorporating The New    4/27/1887    Vol. X           P. 708
          Britain Schuyler
          Electric Light Company

     2.   Changing the Name of     4/2/1889     Vol. X           P. 906
          The New Britain
          Schuyler Electric
          Light Company


                    7.   Plainville Electric Light and Power Company

     1.   Incorporating the        5/31/1893    Vol. XI          P. 602
          Plainville Electric
          Light and Power
          Company


                    8.   The Newington Tramway Company

     1.   Incorporating The        6/30/1893    Vol. XI          P. 1035
          Newington Tramway
          Company

     2.   Amending the Charter     3/1/1897     Vol. XII         P. 686
          of The Newington
          Tramway Company


                    9.   The Norwalk Street Railway Company
                         (formerly the Norwalk Horse Railroad Company)

     1.   Incorporating the        6/28/1862    Vol. V           P. 487
          Norwalk Horse Railroad
          Company

     2.   Amending the Charter     6/24/1864    Vol. V           P. 586
          of the Norwalk Horse
          Railroad Company


     3.   Authorizing the          6/25/1869    Vol. VI          P. 656
          Norwalk Horse Railroad
          Company to increase
          its Capital Stock

     4.   Amending the Charter     6/21/1870    Vol. VI          P. 828
          of the Norwalk Horse
          Railroad Company

     5.   Amending the Charter     7/27/1871    Vol. VII         P. 146
          of the Norwalk Horse
          Railroad Company

     6.   Amending the Charter     7/30/1872    Vol. VII         P. 380
          of the Norwalk Horse
          Railway Company

     7.   Amending the Charter     3/30/1886    Vol. X           P. 330
          of the Norwalk Horse
          Railroad Company
     8.   Amending the Charter     6/30/1893    Vol. XI          P. 1045
          of the Norwalk Horse
          Railroad Company

     9.   Amending the Charter     6/19/1895    Vol. XII         P. 426
          of The Norwalk Street
          Railway Company

     10.  Amending the Charters    6/25/1895    Vol. XII         P. 474
          of The Norwalk Street
          Railway Company and
          The Norwalk Tramway
          Company


     11.  Amending the Charter     5/25/1899    Vol. XIII        P. 207
          of The Norwalk Street
          Railway Company











                    10.  Bridgeport Traction Company

     1.   Formed by                --           --               --
          Consolidation of
          Bridgeport Railway
          Company, The
          Bridgeport Horse
          Railroad Company and
          East End Railway
          Company under General
          Laws on 7/20/1893



     2.   Amending the Charter     5/18/1897    Vol. XII         P. 1036
          of the Bridgeport
          Traction Company


     3.   Amending the Charter     6/1/1899     Vol. XIII        P. 286
          of the Bridgeport
          Traction Company

     4.   Amending the Charter     4/9/1901     Vol. XIII        P. 678
          of the Bridgeport
          Traction Company






                    11.  Bridgeport Railway Company

     1.   Incorporating the        6/28/1893    Vol. XI          P. 872
          Bridgeport Railway
          Company


                    12.  The Bridgeport Horse Railroad Company

     1.   Incorporating The        6/30/1864    Vol. V           P. 607
          Bridgeport Horse
          Railroad Company

     2.   Amending the Charter     6/6/1866     Vol. VI          P. 28
          of the Bridgeport
          Horse Railroad Company

     3.   Amending the Charter     2/24/1886    Vol. X           P. 233
          of the Bridgeport
          Horse Railroad Company

     4.   Amending the Charter     5/16/1889    Vol. X           P. 1118
          of the Bridgeport
          Horse Railroad Company

     5.   Authorizing the          5/25/1893    Vol. XI          P. 575
          Bridgeport Horse
          Railroad Company to
          Cross Steam Railroad
          at Grade

     6.   Amending the Charter     6/28/1893    Vol. XI          P. 879
          of the Bridgeport
          Horse Railroad Company

     7.   Amending the Charter     7/1/1893     Vol. XI          P. 975
          of the Bridgeport
          Horse Railroad Company







                    13.  East End Railway Company
                         (formerly The Bridgeport and
                         West Stratford Horse Railroad Company)

     1.   Incorporating The        4/22/1885    Vol. X           P. 168
          Bridgeport and West
          Stratford Horse
          Railroad Company

     2.   Amending the Charter     3/2/1886     Vol. X           P. 247
          of the Bridgeport and
          West Stratford Horse
          Railroad Company



     3.   Amending the Charter     5/9/1889     Vol. X           P. 1098
          of the Bridgeport and
          West Stratford Horse
          Railroad Company and
          Changing Its Name

     4.   Amending the Charter     5/5/1893     Vol. XI          P. 422
          of The East End
          Railway Company

     5.   Amending the Charter     6/28/1893    Vol. XI          P. 878
          of The East End
          Railway Company


                    14.  Milford Street Railway Company

     1.   Incorporating the        6/13/1895    Vol. XII         P. 387
          Milford Street Railway
          Company

     2.   Amending the Charter     3/24/1897    Vol. XII         P. 788
          of the Milford Street
          Railway Company

     3.   Amending the Charter     5/19/1899    Vol. XIII        P. 298
          of the Milford Street
          Railway Company

     4.   Amending the Charter     4/9/1901     Vol. XIII        P. 678
          of the Milford Street
          Railway Company


                    15.  Southington and Plantsville Tramway Company

     1.   Incorporating the        4/16/1887    Vol. X           P. 655
          Southington and
          Plantsville Tramway
          Company

     2.   Amending the Charter     3/12/1889    Vol. X           P. 827
          of the Southington and
          Plantsville Tramway
          Company

     3.   Abating Taxes of The     5/9/1895     Vol. XII         P. 290
          Southington and
          Plantsville Tramway
          Company

     4.   Amending the Charter     4/7/1897     Vol. XII         P. 862
          of the Southington and
          Plantsville Tramway
          Company






                    16.  The Waterbury Traction Company
                         (formerly Waterbury Horse Railroad Company)


     1.   Incorporating the        3/18/1884    Vol. IX          P. 941
          Waterbury Horse
          Railroad Company

     2.   Amending the Charter     2/24/1886    Vol. X           P. 242
          of the Waterbury Horse
          Railroad Company

     3.   Amending the Charter     6/14/1893    Vol. XI          P. 724
          and Changing the Name
          of the Waterbury Horse
          Railroad Company

     4.   Amending the Charter     6/27/1893    Vol. XI          P. 868
          of The Waterbury
          Traction Company

     5.   Amending the Charter     6/20/1895    Vol. XII         P. 390
          of The Waterbury
          Traction Company

     6.   Amending the Charter     5/12/1897    Vol. XII         P. 1016
          of The Waterbury
          Traction Company


                    17.  The Connecticut Electric Company
                         (formerly The Connecticut District
                         Telegraph and Electric Company)

     1.   Incorporated on          --           --               --
          11/26/1883 under
          General Laws


     2.   Incorporating The        4/13/1887    Vol. X           P. 620
          Connecticut Electric
          Company


                    18.  The Norwalk Tramway Company

     1.   Incorporating The        5/6/1889     Vol. X           P. 1067
          Norwalk Tramway
          Company

     2.   Amending the Charter     6/29/1893    Vol. XI          P. 971
          of the Norwalk Tramway
          Company

     3.   Amending the Charters    6/25/1895    Vol. XII         P. 474
          of The Norwalk Street
          Railway Company and
          The Norwalk Tramway
          Company


     4.   Amending the Charter     7/3/1895     Vol. XII         P. 600
          of the Norwalk Tramway
          Company

     5.   Amending the Charter     6/2/1897     Vol. XII         P. 1175
          of the Norwalk Tramway
          Company

     6.   Amending the Charter     6/20/1899    Vol. XIII        P. 480
          of The Norwalk Tramway
          Company



     7.   Amending the Charter     4/24/1901    Vol. XIII        P. 725
          of The Norwalk Tramway
          Company


                    19.  The Shelton Street Railway Company

     1.   Incorporating The        6/21/1893    Vol. XI          P. 830
          Shelton Street Railway
          Company

     2.   Extending the Time for   5/2/1895     Vol. XII         P. 285
          the Organization of
          The Shelton Street
          Railway Company, and
          for the Construction
          of Its Railway

     3.   Amending the Charter     3/1/1897     Vol. XII         P. 684
          of The Shelton Street
          Railway Company



     4.   Amending the Charter     5/23/1899    Vol. XIII        P. 277
          of the Shelton Street
          Railway Company

     5.   Amending the Charter     4/9/1901     Vol. XIII        P. 678
          of The Shelton Street
          Railway Company

     6.   Granting The Shelton     5/14/1901    Vol. XIII        P. 824
          Street Railway Company
          the Right to Build and
          Maintain a Dam Across
          Far Mill River










                    20. The Westport and Saugatuck Street Railway Company (formerly The Westport and Saugatuck
                         Horse Railroad Company)

     1.   Authorizing and          6/8/1876     Vol. VIII        P. 7
          empowering the
          Westport and Saugatuck
          Horse Railroad Company
          to construct, operate,
          and maintain a Horse
          Railroad

     2.   Amending the Charter     7/6/1895     Vol. XII         P. 622
          of The Westport and
          Saugatuck Horse
          Railroad Company

     3.   Amending the Charter     7/6/1895     Vol. XII         P. 621
          of The Westport and
          Saugatuck Street
          Railway Company

     4.   Amending the Charter     6/2/1897     Vol. XII         P. 1176
          of the Westport and
          Saugatuck Street
          Railway Company

     5.   Amending the Charter     6/14/1899    Vol. XIII        P. 350
          of the Westport and
          Saugatuck Street
          Railway Company



     6.   Amending the Charter     4/9/1901     Vol. XIII        P. 678
          of The Westport and
          Saugatuck Street
          Railway Company


                    21.  Derby Street Railway Company



                         (formerly The Derby Horse Railway Company)

     1.   Incorporating The        3/19/1885    Vol. X           P. 55
          Derby Horse Railway
          Company

     2.   Amending the Charter     3/16/1887    Vol. X           P. 501
          of The Derby Horse
          Railway Company

     3.   Amending the Charter     6/21/1889    Vol. X           P. 1331
          of the Derby Horse
          Railway Company

     4.   Amending the Charter     6/30/1893    Vol. XI          P. 1061
          of The Derby Street
          Railway Company
     5.   Extending the Time for   3/31/1897    Vol. XII         P. 824
          the Construction of
          the Road of The Derby
          Street Railway Company

     6.   Amending the Charter     3/15/1899    Vol. XIII        P. 36
          of the Derby Street
          Railway Company

     7.   Amending the Charter     4/11/1901    Vol. XIII        P. 687
          of the Derby Street
          Railway Company and
          Extending Time for
          Construction of Tracks


                    22.  Derby and Ansonia Street Railway Company
                         (formerly The Birmingham and
                         Ansonia Horse Railroad Company)

     1.   Incorporating the        6/27/1876    Vol. VIII        P. 49
          Birmingham and Ansonia
          Horse Railroad Company

     2.   Authorizing The          4/5/1887     Vol. X           P. 590
          Birmingham and Ansonia
          Horse Railroad Company
          to Issue Bonds

     3.   Amending the Charter     6/30/1893    Vol. XI          P. 1058
          and Changing the Name
          of The Birmingham and
          Ansonia Horse Railroad
          Company


                    23.  Thomaston and Watertown Electric Railway Company

     1.   Incorporating the        4/30/1901    Vol. XIII        P. 741
          Thomaston and
          Watertown Electric
          Railway Company



     2.   Extending the Time for   6/3/1903     Vol. XIV         P. 280
          Organizing The
          Norwalk, Bridgeport,
          and Bethel Traction
          Company and the
          Thomaston and
          Watertown Electric
          Railway Company

     3.   Extending the Time for   4/19/1905    Vol. XIV         P. 612
          Organizing The
          Thomaston and
          Watertown Electric
          Railway Company and
          for Building Its Lines

     4.   Amending the Charter     7/31/1907    Vol. XV          P. 577
          of The Thomaston and
          Watertown Electric
          Railway Company




                    24.  The Thomaston Tramway Company

     1.   Incorporating The        7/18/1905    Vol. XIV         P. 1077
          Thomaston Tramway
          Company

     2.   Amending the Charter     7/17/1907    Vol. XV          P. 399
          of The Thomaston
          Tramway Company


                    25.  Cheshire Street Railway Company

     1.   Incorporating the        6/17/1901    Vol. XIII        P. 1181
          Cheshire Street
          Railway Company

     2.   Amending the Charter     4/23/1903    Vol. XIV         P. 104
          of the Cheshire Street
          Railway Company


     3.   Extending the Time       3/16/1905    Vol. XIV         P. 530
          Within Which the
          Cheshire Street
          Railway Company May
          Build Its Lines of
          Street Railway

     4.   Extending the Time       7/25/1907    Vol. XV          P. 404
          Within Which the
          Cheshire Street
          Railway Company May
          Construct Its Tracks


                    26.  The Naugatuck Valley Electric Railway Company

     1.   Incorporating The        3/25/1903    Vol. XIV         P. 26
          Naugatuck Valley
          Electric Railway
          Company

     2.   Extending the Time       4/17/1907    Vol. XV          P. 92
          Within Which The
          Naugatuck Valley
          Electric Railway
          Company May Construct
          Its Tracks




                    27.  The Meriden, Southington
                         and Compounce Tramway Company

     1.   Incorporating The        4/7/1897     Vol. XII         P. 863
          Meriden, Southington,
          and Compounce Tramway
          Company

     2.   Amending the Charter     6/6/1899     Vol. XIII        P. 386
          of The Meriden,
          Southington, and
          Compounce Tramway
          Company

     3.   Amending the Charter     6/17/1901    Vol. XIII        P. 1217
          of The Meriden,
          Southington, and
          Compounce Tramway
          Company

     4.   Amending the Charter     6/22/1903    Vol. XIV         P. 471
          of The Meriden,
          Southington, and
          Compounce Tramway
          Company

     5.   Amending the Charter     7/18/1905    Vol. XIV         P. 1088
          of The Meriden,
          Southington, and
          Compounce Tramway
          Company and Extending
          the Time Within Which
          Said Company May
          Construct Its Tracks